           AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
                     BALENTINE DELAWARE HOLDING COMPANY, LLC

                                  EXHIBIT 10.52

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                              AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                     BALENTINE DELAWARE HOLDING COMPANY, LLC
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
                                TABLE OF CONTENTS

                                                                                                             Page
ARTICLE 1 DEFINED TERMS....................................................................................   2

ARTICLE 2 GENERAL PROVISIONS...............................................................................  14
     Section 2.1.      Formation, Name and Continuation....................................................  14
     Section 2.2.      Term................................................................................  14
     Section 2.3.      Registered Agent and Office; Principal Place of Business............................  14
     Section 2.4.      Fiscal Year.........................................................................  15

ARTICLE 3 PURPOSE AND POWERS OF THE LLC....................................................................  15
     Section 3.1.      Purpose.............................................................................  15
     Section 3.2.      Powers of the LLC...................................................................  15

ARTICLE 4 MEMBERS..........................................................................................  15
     Section 4.1.      Voting..............................................................................  15
     Section 4.2.      Meetings of Members.................................................................  15
     Section 4.3.      Quorum..............................................................................  16
     Section 4.4.      Action by Consent...................................................................  16
     Section 4.5.      Telephonic Meetings.................................................................  16
     Section 4.6.      Non-Voting Members..................................................................  16

ARTICLE 5 MANAGERS AND OFFICERS............................................................................  16
     Section 5.1.      Managers............................................................................  16
     Section 5.2.      Designated Managers.................................................................  17
     Section 5.3.      Resignation or Removal of a Manager.................................................  17
     Section 5.4.      Vacancies...........................................................................  17
     Section 5.5.      Meetings............................................................................  17
     Section 5.6.      Quorum..............................................................................  18
     Section 5.7.      Action By Consent...................................................................  18
     Section 5.8.      Telephonic Meetings.................................................................  18
     Section 5.9.      Managers as Agents; Limitation on Power of Members..................................  18
     Section 5.10.     Duty of Managers....................................................................  18
     Section 5.11.     Approval of Annual Budget...........................................................  18
     Section 5.12.     Officers ...........................................................................  18
     Section 5.13.     Powers of the Board; Powers of Officers.............................................  19
     Section 5.14.     Reimbursement.......................................................................  21

ARTICLE 6 CAPITAL CONTRIBUTIONS, CAPITAL ACCOUNTS, DISTRIBUTIONS AND ALLOCATIONS...........................  21
     Section 6.1.      Capital Contributions...............................................................  21
     Section 6.2.      Capital Accounts....................................................................  22
     Section 6.3.      Distributions of Cash...............................................................  22

                                      ii
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
     Section 6.4.      Allocations of Profits and Losses for Tax Purposes..................................  23
     Section 6.5.      Special Allocations.................................................................  24
     Section 6.6.      Allocations under Code Section 704(c)...............................................  24
     Section 6.7.      Transfer of LLC Interests...........................................................  24

ARTICLE 7 TRANSFER OF LLC INTERESTS, PUT AND CALL OPTIONS, CHANGE OF CONTROL AND ADMISSION OF
ADDITIONAL MEMBERS.........................................................................................  25
     Section 7.1.      Assignability of Interests..........................................................  25
     Section 7.2.      Put Options.........................................................................  25
     Section 7.3.      Call Options........................................................................  27
     Section 7.4.      Right of First Refusal..............................................................  31
     Section 7.5.      Change of Control...................................................................  33
     Section 7.6.      Substitute Members..................................................................  33
     Section 7.7.      Recognition of Transfer by LLC......................................................  34
     Section 7.8.      Order of Puts and Calls and Right of First Refusal..................................  34
     Section 7.9.      Indemnification.....................................................................  34
     Section 7.10.     Issuance of Additional LLC Interests................................................  34
     Section 7.11.     Assignment of Balentine's Rights and Obligations....................................  35
     Section 7.12.     Guarantee of Performance............................................................  35

ARTICLE 8 BOOKS AND RECORDS................................................................................  35
     Section 8.1.      Books, Records and Financial Statements.............................................  35
     Section 8.2.      Accounting Method...................................................................  35
     Section 8.3.      LLC's Independent Accounting Firm...................................................  36

ARTICLE 9 TAX MATTERS......................................................................................  36
     Section 9.1.      Tax Matters Member..................................................................  36
     Section 9.2.      Right to Make Tax Elections; Tax Classification.....................................  36

ARTICLE 10 LIABILITY, EXCULPATION AND INDEMNIFICATION......................................................  37
     Section 10.1.     Liability...........................................................................  37
     Section 10.2.     Exculpation.........................................................................  37
     Section 10.3.     Indemnification.....................................................................  38
     Section 10.4.     Expenses ...........................................................................  38

ARTICLE 11 NON-COMPETITION; CONFIDENTIALITY................................................................  38
     Section 11.1.     Confidential Information............................................................  38
     Section 11.2.     Non-Competition.....................................................................  40
     Section 11.3.     Non-Solicitation....................................................................  41
     Section 11.4.     Use of Performance Information......................................................  42
     Section 11.5.     Specific Performance................................................................  42

ARTICLE 12 CERTAIN COVENANTS...............................................................................  43
     Section 12.1.     Compliance with Laws; Maintenance...................................................  43
     Section 12.2.     Business Agreements.................................................................  43

                                      iii
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
ARTICLE 13 DISSOLUTION, LIQUIDATION AND TERMINATION........................................................  45
     Section 13.1.     No Dissolution......................................................................  45
     Section 13.2.     Events Causing Dissolution..........................................................  45
     Section 13.3.     Notice of Dissolution...............................................................  46
     Section 13.4.     Liquidation.........................................................................  46
     Section 13.5.     Termination.........................................................................  46
     Section 13.6.     Claims of the Members...............................................................  46

ARTICLE 14 REPRESENTATIONS AND WARRANTIES..................................................................  47
     Section 14.1.     Representations and Warranties of Natural Person Principals.........................  47
     Section 14.2.     Representations and Warranties of Balentine, WTI and WTC............................  47
     Section 14.3.     Representations and Warranties of the Family Trust and the Insurance Trust..........  48
     Section 14.4.     Representations and Warranties of All Members.......................................  48

ARTICLE 15 MISCELLANEOUS...................................................................................  48
     Section 15.1.     Amendments..........................................................................  49
     Section 15.2.     Power of Attorney and Other Authorizations..........................................  49
     Section 15.3.     Notices.............................................................................  49
     Section 15.4.     Waivers.............................................................................  51
     Section 15.5.     Binding Effect......................................................................  51
     Section 15.6.     Severability........................................................................  51
     Section 15.7.     Counterparts........................................................................  52
     Section 15.8.     Governing Law.......................................................................  52
     Section 15.9.     Captions............................................................................  52
     Section 15.10.    Gender..............................................................................  52
     Section 15.11.    Third Party Beneficiaries...........................................................  52
     Section 15.12.    Remedies Cumulative.................................................................  52
     Section 15.13.    Integration.........................................................................  52

                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                     BALENTINE DELAWARE HOLDING COMPANY, LLC

         This Amended and Restated Limited Liability Company Agreement (the "Agreement") of Balentine Delaware Holding Company, LLC (the "LLC") is made as of January 2, 2002, among Balentine Holdings, Inc., a Georgia corporation ("Balentine"), WT Investments, Inc., a Delaware corporation ("WTI"), Wilmington Trust Corporation, a Delaware corporation ("WTC"), Robert M. Balentine ("Robert"), B. Clayton Rolader ("Rolader"), Jeffrey P. Adams ("Adams"), Robert
E. Reiser, Jr. ("Reiser"), Gary B. Martin ("Martin"), Wesley A. French ("French"), Michael E. Wolf ("Wolf"), The 1999 Balentine Family Trust (the "Family Trust") and The Robert M. Balentine Insurance Trust (the "Insurance Trust") (Robert, Rolader, Adams, Reiser, Martin, French, Wolf, the Family Trust, the Insurance Trust and other employees of the LLC subsequently admitted to the LLC as members in accordance herewith hereinafter are sometimes collectively referred to as the "Principals"). This Agreement amends and restates in its entirety the LLC's Operating Agreement dated as of October 23, 2001 (the "Original LLC Agreement"), executed by Balentine and, pursuant to certain Joinder Agreements dated as of January 2, 2002, by the Principals (collectively, the "Second LLC Agreement").

                                   BACKGROUND

         A. Immediately prior to the Merger (as hereinafter defined), the Principals owned all of the outstanding shares of capital stock in Balentine.

         B. Immediately prior to the Merger, Balentine owned all of the issued and outstanding shares of capital stock of Balentine & Company, a Georgia corporation ("BC"), all of the limited liability company interests of Balentine General Partner, LLC, a Georgia limited liability company ("GP"), and 47.2% of the limited liability company interests in Balentine & Company of Tennessee, L.L.C. ("BCT").

         C. The LLC has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C.[sec][sec] 18-101 et seq., as amended from time to time (the "Delaware Act"), by filing a Certificate of Formation of the LLC with the Office of the Secretary of State of Delaware on October 18, 2001 (the "Certificate").

         D. Immediately before the events described in Recital E below, BC was converted into a Georgia limited liability company.

         E. Pursuant to a Contribution Agreement dated January 2, 2002, Balentine, immediately before the Merger, contributed all of its assets to the LLC (which assumed all of Balentine's liabilities) (the value of such assets net of such liabilities being $[*] (the "Initial Capital Contribution"), in exchange for which the LLC issued a 100% capital interest and 100% profits interest to Balentine, and executed the Original LLC Agreement. Immediately after the foregoing contribution and before the Merger, Balentine distributed to the Principals, as its shareholders, an aggregate 20% profits interest and a partially subordinated capital interest in the LLC (collectively valued at $[*]), retaining the remaining capital interest and an 80% profits interest therein (the "Distribution"), and the LLC and the Principals executed the Joinder


* CONFIDENTIAL TREATMENT REQUESTED

Agreements, constituting, together with the Original LLC Agreement, the Second LLC Agreement.

         F. WTC Merger Subsidiary, Inc., a wholly owned subsidiary of WTC ("Merger Subsidiary"), has heretofore been formed as a corporation under the Delaware General Corporation Law, 8 Del. C.[sec][sec] 101 et seq., by filing a Certificate of Incorporation of Merger Subsidiary with the Office of the Secretary of State of Delaware on October 17, 2001.

         G. Subject to the terms and conditions of the Merger Agreement dated October 23, 2001, WTC and the Principals effected the merger of Merger Subsidiary with and into Balentine (the "Merger"), with Balentine surviving the Merger.

         H. Immediately following the Merger, WTC contributed all of the outstanding shares of capital stock of Balentine to WTI.

         I. WTC is entering into this Agreement solely for the purpose of guaranteeing the performance of Balentine hereunder pursuant to Section 7.12 and committing to the undertakings in Section 12.2.

         J. The parties desire to amend and restate the Original LLC Agreement in its entirety and to operate the LLC as a limited liability company under the Delaware Act on the terms and conditions herein.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE 1
                                  DEFINED TERMS

         Unless the context otherwise requires, the terms defined in this
Article 1 shall, for the purposes hereof, have the following meanings:

         a. "Accounting Period" means each Fiscal Year and each other period (1) beginning on the first Business Day following a Business Day on which a Member (i) is admitted to the LLC, (ii) completely withdraws from the LLC,
(iii) makes a capital contribution to the LLC, (iv) withdraws a portion of its Capital Account balance, or (v) increases or decreases his or her Membership Points and (2) ending on the earliest thereafter to occur of December 31 or a Business Day on which any of the events in clauses (i)-(v) above occurs.

         b. "Affiliate" means, with respect to any Person: (1) any other Person directly or indirectly owning, controlling or holding with the power to vote 25% or more of the outstanding voting securities of that Person; (2) any Person directly or indirectly controlling,

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controlled by or under common control with that Person; (3) any officer, director or partner of that Person; and (4) if the Person is an officer, director or partner, any company for which that Person acts in that capacity. The term "control" means the possession, directly or indirectly, of the power, whether or not exercised, to direct or cause the direction or management or policies of any Person, whether through ownership of voting securities or otherwise.

         c. "Balentine Entities" means the LLC, BC, GP, and BCT and any Subsidiary (present or future), and the term "Balentine Entity" shall mean any one of the foregoing Balentine Entities.

         d.    "Base Run Rate" means $[*].

         e. "Base Valuation" means the Base Run Rate multiplied by [*], or [*].

         f. "BCT" means Balentine & Company of Tennessee, L.L.C., a Tennessee limited liability company.

         g. "BCT Agreement" means the agreement dated January 2, 2002 between WTC and the non-Balentine members of BCT with respect to their right to put their limited liability company interests in BCT to WTC.

         h. "Board" means the LLC's Board of Managers selected in accordance with, and with the power and authority set forth in, Article 5.

         i.    "Business Day" means a day WTC is open for business.

         j.    "Call" has the meaning assigned to such term in Section 7.3(a).

         k.    "Call Notice" has the meaning assigned to such term in Section
7.3(a).

         l. "Capital Account" means, with respect to any Member, the Capital Account established and maintained for that Member on the LLC's books in accordance with Section 1.704-1(b)(2)(iv) of the Treasury Regulations.

         m. "Capital Deduction Amount" means, with respect to the aggregate LLC Interests and associated Membership Points issued on the date hereof to the Principals, $4,418,000; and with respect to LLC Interests and associated Membership Points issued subsequently, an amount determined by the Board.

         n. "Carrying Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

               (1) The initial Carrying Value of an asset a Member contributes to the LLC shall be the Fair Market Value of that asset, as determined by the contributing Member and the Board;

* CONFIDENTIAL TREATMENT REQUESTED

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               (2) The Carrying Value of all of the LLC's assets shall be adjusted to equal their respective Fair Market Values, as determined by the Board, as of the following times: (a) the acquisition of an additional LLC Interest by any new or existing Member in exchange for a capital contribution; (b) the distribution by the LLC to a Member of property as consideration for an LLC Interest; and (c) the liquidation of the LLC within the meaning of Section 1.704-(b)(2)(ii)(g) of the Treasury Regulations; provided that adjustments pursuant to clauses (a) and (b) above shall be made only if the Board reasonably determines that those adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the LLC;

               (3) The Carrying Value of any asset the LLC distributes to any Member shall be the Fair Market Value of that asset on the date of distribution; and

               (4) The Carrying Value of the LLC's assets shall be increased or decreased to reflect any adjustments to the adjusted bases of those assets pursuant to Code Section 734(b) or Code Section 743(b), but only
         (a) if an election under Code Section 754 is in effect and (b) to the extent those adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations; provided that Carrying Values shall not be adjusted pursuant to this clause (4) to the extent the Board determines that an adjustment pursuant to clause (2) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (4). If the Carrying Value of an asset has been determined or adjusted pursuant to clause (1), (2) or
         (4) hereof, that Carrying Value shall thereafter be adjusted by the Depreciation taken into account with respect to those assets for purposes of computing Profits and Losses.

               o.    "Cause," with respect to a Person, means:

               (1) A breach (other than one that is inadvertent) of any provision of Article 11 hereof, provided that such Person has received notice of such breach by the Board and, if curable, has been given the opportunity to cure such breach and has not cured it within five days of receiving notice;

               (2) The willful and continued failure of a Person to perform substantially such Person's duties with the LLC (other than any such failure resulting from incapacity due to physical or mental illness), for a period of five days after a written demand for substantial performance is delivered to such Person by the Board which specifically identifies the manner in which the Board believes that such Person has not substantially performed such Person's duties;

               (3) The engaging by a Person in illegal conduct, dishonest conduct, conduct that is a breach of such Person's fiduciary duty, or gross misconduct, in each instance where the conduct or misconduct is materially injurious to the LLC or one of its Subsidiaries; or

               (4) Any disqualification, suspension or revocation of any applicable registration or license of a Person as a result of a final, non-appealable proceeding by the U.S. Securities and Exchange Commission, any state securities commission, or any self-regulatory authority or court with jurisdiction over the LLC that would materially limit (a) the performance of any duties by such Person or (b) the ability of the LLC or any of its Affiliates to perform its business or contemplated business.

         Within ten business days after a Person's termination for Cause, there shall be delivered to such Person a copy of a resolution duly adopted by the affirmative vote of a majority of all of the members of the Board at a meeting of the Board called and held for such purpose, finding that, in the good faith opinion of the Board, such Person is guilty of the conduct described in subparagraph (1), (2) or (3) above, and specifying the particulars thereof in detail.

         p. "Change of Control" means (1) the acquisition by any Person or group of Persons of beneficial ownership (as that term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 25% or more of the outstanding capital stock of WTI or its parent, WTC, entitled to vote for the election of directors ("WTC Voting Shares"); (2) the acquisition by any Person or any group of Persons (other than WTC, WTI or any of their Affiliates) of 50% or more of the Membership Points in the LLC owned by WTC, WTI or any of their Affiliates immediately prior to such acquisition; (3) the merger or consolidation of WTI or WTC with one or more other Persons as a result of which the holders of the outstanding WTC Voting Shares of WTI or WTC, as the case may be, immediately before the merger or consolidation hold less than 50% of the WTC Voting Shares of the surviving or resulting Person; (4) the merger or consolidation of the LLC with one or more other Persons (other than WTI, WTC or one of more of their Affiliates) as a result of which the holders of the outstanding Membership Points immediately before the merger or consolidation hold less than 50% of the total outstanding Membership Points (or equivalent) of the surviving or resulting Person; (5) the transfer of all or substantially all of WTI's, WTC's or the LLC's assets, other than to an Affiliate of WTI or WTC; or (6) a proxy contest for the election of directors of WTC that results in Persons constituting the Board of Directors of WTC immediately before the initiation of that proxy contest ceasing to be a majority of the Board of Directors of WTC upon the conclusion of that proxy contest; provided that neither (x) any transfer of the capital stock or assets of WTI or WTC to, or the merger or consolidation of WTI or WTC with or into, (A) an entity that both prior to and also after that transfer, merger or consolidation had been and will be consolidated with WTI or WTC for federal income tax purposes or (B) any newly formed, wholly owned subsidiary of WTI or WTC that will be consolidated with WTI or WTC for federal income tax purposes, nor (y) a transfer of LLC Interests by one or more Principals to one or more Permitted Transferees shall be deemed to be a Change of Control for purposes hereof. For the avoidance of doubt, the acquisition of 50% of the voting equity of any Affiliate of WTC (other than by WTC, WTI or any of their Affiliates) that has any direct or indirect ownership of the LLC shall be deemed to be an indirect acquisition of the Membership Points (or equivalent) of the LLC.

         q. "Client" means, at any time, any Person who is at that time a customer or client of the LLC or a Subsidiary (either directly or by participating as a partner, member, shareholder or other equity holder of an Existing Fund or an investment vehicle to which the LLC or a Subsidiary provides investment advice or investment management or administrative services).

         r.    "Closing" has the meaning assigned to it in the Merger Agreement.

         s. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any corresponding federal tax statute enacted hereafter. A reference to a specific section of the Code refers to that section as well as any corresponding provision of any federal tax statute enacted hereafter, as that section is in effect on the date of application of the provisions hereof containing that reference.

         t. "Compensation Plan" means, with respect to each Principal, the compensation plan set forth on Schedule 1 to the Employment Agreement of such Principal dated as of the date hereof.

         u. "Confidential Information" has the meaning assigned to such term in Section 11.1(b).

         v. "Depreciation" means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for that Fiscal Year or other period, except that, if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of that Fiscal Year or other period, Depreciation shall be an amount that bears the same ratio to that beginning Carrying Value as the federal income tax depreciation, amortization or other cost recovery deduction for that Fiscal Year or other period bears to that beginning adjusted tax basis; provided that, if the federal income tax depreciation, amortization or other cost recovery deduction for that year is zero, Depreciation shall be determined with reference to that beginning Carrying Value using any reasonable method the Board selects.

         w. "Disability" has the meaning set forth in a policy or policies of disability insurance, if any, the LLC obtains for the benefit of itself and/or its employees. If there is no definition of "disability" applicable under any such policy or policies, then a Person shall be considered "Disabled" upon the first to occur of: (1) such Person's being adjudged incompetent by a court of competent jurisdiction; (2) such Person's being determined to be physically or mentally incapable of performing the essential functions of his job for a period of 180 days in any 12-month period, in the opinion of a licensed medical doctor acceptable to the LLC; or (3) such Person's being certified as permanently disabled under the provisions of the Social Security Act, as amended from time to time.

         x.    "Election Period" has the meaning assigned to such term in
Section 7.4(a).

         y. "Employment Agreement" means an employment agreement between the LLC and a Principal (other than the Family Trust or the Insurance Trust) as in effect from time to time.

         z. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         aa.   "Existing Debt" means the existing indebtedness of certain of the
Principals to Colonial Bank for leasehold improvements for Balentine in the current principal amount of $[*] with the final scheduled installment due April 2008.

         bb.   "Existing Fund" means any one of Balentine U.S. Small Cap Equity
Fund, L.P., Balentine U.S. Small Cap Equity Fund Select, L.P., Balentine U.S. Mid Cap Equity Fund, L.P., Balentine U.S. Mid Cap Equity Fund Select, L.P., Balentine U.S. Large Cap Equity Fund, L.P., Balentine U.S. Large Cap Equity Fund Select, L.P., Balentine International Equity Fund, L.P., Balentine International Equity Fund Select, L.P., Balentine Hedge Fund, L.P., Balentine Hedge Fund Select, L.P. and/or Griffin Arbitrage, L.P., and "Existing Funds" means all of such funds collectively.

         cc.   "Fair Market Value" means the amount for which an asset could be sold in an arms'-length transaction by one who desires to sell, but is not under any urgent requirement to sell, to a buyer who desires to buy, but is under no urgent necessity to buy, when both have a reasonable knowledge of the facts.

         dd.   "Family" means any member of a Person's immediate family, as defined in Rule 16a-1 of the Exchange Act, and all aunts, uncles, nieces, nephews and first and second cousins of that Person.

         ee.   "Final Election Period" has the meaning assigned to such term in
Section 7.4(a).

         ff.   "First Refusal Notice" has the meaning assigned to such term in
Section 7.2(d).

         gg.   "Fiscal Year" has the meaning assigned to such term in Section
2.4.

         hh.   "Free Cash Flow" means, for any Accounting Period, (1) the
Profits (determined without deduction of any Depreciation) for such period, excluding Profits resulting from or in connection with any Realization Event, plus (2) all principal repayments that the LLC or its Subsidiaries received during such period on the aggregate debt (including any Stockholder Notes) owed thereto as of the date hereof by certain Principals, unless otherwise consented to in writing by the Principals holding a majority of the Principals' Membership Points, less (3) all distributions during such period pursuant to Section 6.3(b). In no event shall Free Cash Flow for any Accounting Period be less than the LLC's consolidated revenues for such period (excluding cash generated by or in connection with any Realization Event) plus cash previously set aside as reserves for contingencies, working capital, debt service, taxes, insurance and/or other costs and expenses in connection with the LLC's business that the Board reasonably determines in good faith is no longer needed for the LLC's business, less the sum of (A) all cash expenditures the LLC made during such period (including operating expenses, principal and interest payments on

* CONFIDENTIAL TREATMENT REQUESTED
any indebtedness of the LLC and lease payments on capitalized leases) and (B) funds the Board has reasonably determined in good faith to set aside during such period as such reserves.

         ii. "GAAP" means U.S. generally accepted accounting principles consistently applied with prior periods.

         jj.   "Good Reason" means, with respect to any Principal employed by the LLC:

               (1) a reduction by the LLC in such Principal's salary as the foregoing is in effect on the date hereof or as the same may be increased from time to time;

               (2) a material adverse change in, or the failure by the LLC to continue in effect, any compensation plan (other than salary) in which such Principal participates unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan;

               (3) the LLC's requiring such Principal, without his consent, to be based at any office or location other than in the Atlanta, Georgia Metropolitan Statistical Area, or, if such Principal was employed by BC immediately prior to the date hereof, to travel primarily for purposes unrelated to developing or maintaining new or existing business relationships for the LLC and/or its Subsidiaries to a substantially greater extent than required immediately prior to the date hereof;

               (4) without the written consent of a Person, the assignment to such Person of duties inconsistent in any material respect with such Person's position, authority, duties or responsibilities as in effect on the effective date of such Person's employment by the LLC, or any other action by the LLC, which assignment, in each instance, results in a material diminution in such position, authority, duties or responsibilities; or

               (5) the material breach by the LLC of any provision of such Principal's Employment Agreement.

         Good Reason shall not include a Principal's death or Disability. Such Person's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. The LLC shall have an opportunity to cure any claimed event of Good Reason within 30 days of notice from the Principal.

         kk.   "Liquidating Trustee" has the meaning assigned to such term in
Section 13.3.

         ll.   "LLC Interest" means a beneficial interest in the LLC, consisting of an interest in Profits (i.e., an interest representing a claim to a portion of (a) Profits earned by the LLC after issuance of such LLC Interest, (b) Free Cash Flow thereafter, and (c) under certain circumstances, distributions on the LLC's liquidation, all based on the interestholder's

Membership Points) and in the LLC's capital (reflected by the interestholder's Capital Account balance).

         mm.   "LLC Value" means the Valuation for the last completed Fiscal
Year prior to the event giving rise to the calculation of LLC Value.

         nn.   "Majority Vote" means (i) with respect to the Members, the written approval of, or the affirmative vote by, a majority in interest of the Members determined with reference to their Membership Points set forth on
Schedule 1 hereto, and (ii) with respect to the Principals, the written approval of, or the affirmative vote by, a majority in interest of the Principals determined with reference to their Membership Points there set forth. For purposes of determining a Majority Vote, Membership Points owned by Non-Voting Members are not voted and are not counted in the calculation of the total Membership Points outstanding or the Membership Points held by the Principals for purposes of such vote.

         oo.   "Manager" means a member of the Board.

         pp.   "Members" means the Principals, their Permitted Transferees,
Balentine, its Permitted Transferees, and any additional Persons admitted as Members pursuant to Section 7.6.

         qq.   "Membership Points" means, as of any date, with respect to a
Member, the number of Membership Points set forth opposite that Member's name on
Schedule 1 hereto, as adjusted from time to time pursuant hereto and as in effect on that date.

         rr.   "Merger Agreement" means the Merger Agreement dated October ____,
2001 among Balentine, the Principals, Merger Subsidiary, WTI and WTC, as it may from time to time be amended.

         ss.   "Metropolitan Statistical Area" of a city means such city's metropolitan statistical area as defined by the United States Office of Management and Budget.

         tt.   "New Business Opportunity" means any opportunity to provide wealth management services that are provided by the LLC or its Subsidiaries as of the date hereof, including, but not limited to, (1) opening a new office of the LLC, (2) hiring or "lifting out" from another business one or more professional employees involving an initial signing bonus or comparable payment of $250,000 or more, or (3) acquiring a business that at the time of acquisition is engaged in investment management or investment advisory activities that the LLC performs at that time; provided, however, that the Principals may, by Majority Vote, determine that an opportunity is not a New Business Opportunity.

         uu.   "Non-Voting Member" means a Member owning an LLC Interest but, pursuant to Section 4.6, not having the right to vote his or its Membership Points.

         vv.   "Note" has the meaning assigned to such term in Section 7.3(c).

         ww.   "Offer" has the meaning assigned to such term in Section 7.4(a).

         xx. "Offered Membership Points" has the meaning assigned to such term in Section 7.4(a).

         yy.   "Offer Notice" has the meaning assigned to such term in Section
7.4(a).

         zz.   "Officer" has the meaning assigned to such term in Section 5.12.

         aaa.   "Other Principals" has the meaning assigned to such term in
Section 7.2(b).

         bbb. "Permitted Transferee" means WTI and any other Person consolidated with WTI for federal income tax purposes and, with respect to any natural person, the parents, siblings, spouse, children (by birth or adoption) or spouses of children of that person (in any such case who are age 21 or over) and any trust, partnership, limited partnership, limited liability partnership or limited liability company created by or for one or more of the aforementioned individuals (including those who are under age 21) of which a Principal is the voting trustee, general partner, managing member or otherwise possesses the power to vote the LLC Interest held by that entity.

         ccc. "Person" means any individual, partnership, limited liability company, corporation, association, trust, joint venture or governmental, business or other entity.

         ddd.   "Principals' Representative" has the meaning assigned to such term in Section 15.2(b).

         eee. "Principals' Representative Agreement" has the meaning assigned to such term in Section 15.2(b).

         fff. "Profits" and "Losses," for each Fiscal Year or Accounting Period, mean an amount equal to the LLC's taxable income or loss, respectively, for that year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), but computed with the following adjustments:

               (1) Any income of the LLC exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to that taxable income or loss;

               (2) Any expenditures of the LLC described in Code Section 705(a)(2)(B) or treated as such expenditures pursuant to Section 1.704-1(b)(2)(iv)(i) of the Treasury Regulations, and not otherwise taken into account in computing Profits and Losses, shall be subtracted from that taxable income or loss;

               (3) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Carrying Value of that property, notwithstanding that its adjusted tax basis differs from its Carrying Value;

               (4) In lieu of depreciation, amortization and other cost recovery deductions otherwise taken into account in computing taxable income or loss, there shall be taken into account Depreciation; and

               (5) Notwithstanding any other provisions of this definition, any items that are specially allocated pursuant to Section 6.5 or that result from an adjustment to basis of one or more Members pursuant to Code Section 734(b) or 743(b) shall not be taken into account in computing Profits or Losses.

         ggg. "Purchase Closing Date" means the date upon which LLC Interests are purchased and paid for pursuant to Article 7 hereof.

         hhh. "Purchase Price" means, in the case of a purchase of an LLC Interest from a Principal or his or its Permitted Transferees, an amount equal to (a) the LLC Value less the Base Valuation, multiplied by (b) a fraction, the numerator of which is the number of Membership Points associated with the LLC Interest to be purchased and the denominator of which is the number of all Membership Points outstanding on the related Purchase Closing Date. The Purchase Price shall be calculated by using the LLC Value as of the end of the Fiscal Year immediately prior to the exercise of the Put or the event giving rise to the Call.

         iii.  "Purchaser" has the meaning assigned to such term in Section
7.4(c).

         jjj.  "Put" has the meaning assigned to such term in Section 7.2(b).

         kkk. "Put Notice" has the meaning assigned to such term in Section 7.2(d).

         lll. "Realization Event" means (1) any sale of all or substantially all of the LLC's assets, (2) any merger or consolidation of the LLC with or into another entity or, unless otherwise approved by the Board, of another entity with or into the LLC or (3) any dissolution or winding up of the LLC. A "Realization Event" shall not include a merger of GP into or with BC or the transfer of GP's assets to BC.

         mmm.  "Remaining Principals" has the meaning assigned to such term in
Section 7.4(a).

         nnn.  "Restricted Area" has the meaning assigned to such term in
Section 11.2.

         ooo.  "Restricted Period" has the meaning assigned to such term in
Section 11.2.

         ppp. "Retirement" with respect to a natural person Principal means when that Principal reaches age 65; provided that Retirement shall not occur with respect to a Principal who continues to work for the LLC after reaching age 65 unless the Board notifies him that it objects to his continued participation in the LLC. Retirement with respect to a Principal who continues to participate in the LLC after reaching that age shall occur upon the earlier of (1) notification from the Board that it objects to that Principal's continued participation or (2) the voluntary cessation of the Principal's employment by the LLC.

         qqq. "Run Rate" means the LLC's consolidated annual net earnings before interest, taxes, depreciation and amortization, determined for each Fiscal Year in accordance with GAAP and the accounting principles and practices historically used by Balentine in preparing Balentine's financial statements, provided that (1) in every event only costs directly attributable to the LLC's operations will be included in calculating the Run Rate, (2) expenses of a New Business Opportunity will not be included in calculating the Run Rate until 24 months after expenses are first incurred for that New Business Opportunity, (3) in preparing the LLC's consolidated annual net earnings before interest, taxes, depreciation and amortization for a Fiscal Year, the LLC will be deemed to own its proportionate share of BCT's annual net earnings before interest, taxes, depreciation and amortization for that year based on the LLC's proportionate ownership of BCT during that year calculated as though any outstanding unexercised options or rights to purchase securities of BCT have not been exercised, (4) the LLC's revenues shall exclude any rent (but not expense reimbursements) received pursuant to the second sentence of Section 12.2(b)(4), and (5) extraordinary, non-recurring items of revenue and expense will be excluded. The Run Rate will be calculated by reference to the LLC's financial statements prepared in accordance with GAAP and separately audited by an independent accounting firm selected by the Principals and acceptable to WTI, which acceptance will not be unreasonably withheld, and such other books and records as are sufficient to identify the items in clauses (1) through (5). Such direct costs referred to above do not include the costs of support services generally available from WTC but do include the cost of the benefits described in Section 12.2(b)(7). The costs associated with opening and operating the trust and/or banking office described in Section 12.2(b)(4) will not be included in computing the Run Rate.

         rrr. "Stockholder Notes" has the meaning assigned to such term in the Merger Agreement.

         sss. "Subsidiary" means any Person of which (1) more than 25% of either the equity interests or the voting control is, directly or indirectly, through Subsidiaries or otherwise, beneficially owned by such Person or (2) the LLC or any such Person either serves as the general partner or managing member.

         ttt.  "Tax Matters Member" has the meaning assigned to such term in
Section 9.1(a).

         uuu. "Term," with respect to a Principal, has the meaning assigned to such term under such Principal's Employment Agreement.

         vvv.  "Transfer" has the meaning assigned to such term in Section
7.1(a).

         www. "Treasury Regulations" means the income tax regulations, including temporary regulations, promulgated under the Code, as those regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         xxx.  "Trust" has the meaning assigned to such term in Section 14.3.

         yyy. "Valuation" means, for determinations for events occurring in Fiscal Years 2001 and 2002, the Base Valuation and, for determinations for events occurring in each Fiscal Year thereafter, the LLC's Run Rate in the last full Fiscal Year preceding the year in which the valuation is used multiplied by a factor determined by reference to the annual compound growth in the Run Rate to the end of the Fiscal Year used to compute the Run Rate calculated from January 1, 2003 and thereafter in accordance with the following schedule:

Annual Compound Growth                       Multiple
Below [*]%                                   [*]times
[*]%                                         [*]times
[*]%                                         [*]times
[*]%                                         [*]times
[*]%                                         [*]times
Over [*]%                                    [*]times

Annual compound growth in the Run Rate between [*]% and [*]% shall be interpolated proportionately. The initial value used for the calculation of the compound growth rate that will determine the earn out payment multiple will be the Base Run Rate. The initial computation of the annual compound growth rate for 2002 shall be determined by dividing the Base Run Rate into the Run Rate for Fiscal Year 2002, subtracting one from the result and converting that result into a percentage. For example, if the Base Run Rate were 2000 and the Run Rate for 2002 were 2400, the annual compound growth for 2002 would be 20% and the multiple for 2002 would be [*]. The annual compound growth rate for subsequent years would be determined on a compound basis beginning with Fiscal Year 2003. Attached as Schedule 3 are further examples of computations related to Valuation.

         zzz.  "Voting Members" means all Members, other than Non-Voting
Members.

         aaaa. "WTC" means Wilmington Trust Corporation, a Delaware corporation, and its successors.

         bbbb. "WTC Change of Control Purchase Price" means an amount equal to the sum of (1) the LLC Value multiplied by a fraction, the numerator of which is the number of Membership Points held by Balentine, WTI, WTC and their Permitted Transferees and the denominator of which is the number of Membership Points outstanding on the Purchase Closing Date, plus (2)

* CONFIDENTIAL TREATMENT REQUESTED
the Capital Deduction Amount multiplied by a fraction, the numerator of which is the number of Membership Points held by the Principals and their Permitted Transferees on the Purchase Closing Date and the denominator of which is the number of Membership Points held by the Principals and their Permitted Transferees on the date hereof, less (3) what the Principals who exercise their right under Section 7.5(b) would have received under Sections 3.1(c) and (d) of the Merger Agreement had only such Persons elected to receive an accelerated payment under such sections. The WTC Change of Control Purchase Price shall be calculated by using the LLC Value as of the end of the year immediately prior to the exercise of the rights described in Section 7.5(b).

         cccc. "WTI" means WT Investments, Inc., a Delaware corporation, and its successors.

         dddd. "WTI Clients" means investment management, custody and personal trust clients of WTI or any of its Affiliates. For this purpose, the LLC and its Subsidiaries are not considered to be Affiliates of WTI.

                                   ARTICLE 2
                               GENERAL PROVISIONS

         Section 2.1. Formation, Name and Continuation. The name of the LLC is "Balentine Delaware Holding Company, LLC." The LLC's business will be conducted with reference to its affiliation with WTC as the Board designates from time to time and may be conducted under any other name or names the Board designates from time to time. The parties hereto enter into this Agreement pursuant to the provisions of the Delaware Act and for the purposes described herein. The rights and liabilities of the Members shall be as provided in the Delaware Act for members, except as provided herein. The name, mailing address, initial capital contribution and Membership Points of each Member shall be listed on Schedule 1 hereto. The LLC's Secretary shall update any schedule from time to time necessary to reflect accurately the information therein. Any amendment or revision to a schedule made in accordance with this Agreement shall not be deemed an amendment hereto. Any reference in this Agreement to a "schedule" shall be deemed to be a reference to a schedule hereto as amended and in effect from time to time, unless expressly noted otherwise.

         Section 2.2. Term. The term of the LLC commenced on the date the Certificate was filed in the office of the Secretary of State of Delaware and shall continue in perpetuity, unless dissolved in accordance with the provisions hereof. The existence of the LLC as a separate legal entity shall continue until the Certificate's cancellation.

         Section 2.3. Registered Agent and Office; Principal Place of Business.

         a. The LLC's registered agent and office in Delaware shall be WTI, Rodney Square North, 1100 North Market Street, New Castle County, Delaware 19890. The Board may at any time designate another registered agent and/or registered office.

         b. The LLC's principal place of business initially shall be at 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326.

         c.    The Board may, at any time and from time to time: (1) subject to
Section 5.13(d), change the location of the LLC's principal place of business and establish an additional place or places of business of the LLC as it may determine; (2) change the location of the LLC's books and records; (3) change the LLC's registered office in Delaware; and (4) change the LLC's resident agent for service of process in Delaware.

         Section 2.4. Fiscal Year. Except as the Board determines otherwise, the LLC's fiscal year for accounting purposes and taxable year ("Fiscal Year") shall be the calendar year, except for the short year in the years of the LLC's formation and termination and as otherwise required by the Code.

                                   ARTICLE 3
                          PURPOSE AND POWERS OF THE LLC

         Section 3.1. Purpose. The LLC is formed for the purpose of engaging in any lawful act or activity for which limited liability companies may be formed under the Delaware Act and engaging in any and all activities necessary or incidental to the foregoing; provided that the LLC is not formed for the purpose of and shall not engage in any business that would be impermissible for WTI or any of its Affiliates under federal or state banking law, as those laws may be amended from time to time.

         Section 3.2. Powers of the LLC. The LLC shall have all power and authority granted under the Delaware Act to take all actions necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purpose set forth in Section 3.1.

                                   ARTICLE 4
                                    MEMBERS

         Section 4.1. Voting. Members shall have the power to vote only as provided by this Article 4 and as required by law. Unless otherwise provided in this Agreement or by law, any vote of Members shall be determined by a Majority Vote.

         Section 4.2. Meetings of Members. The Board or its Chairman may call a meeting of Voting Members. Meetings of Voting Members shall be held at the LLC's principal place of business upon at least 10 days' written notice to all Voting Members. The notice shall state the purpose or purposes of the meeting with reasonable particularity and shall contain a description of the items to be acted upon.

         Section 4.3. Quorum. At any meeting of Voting Members, the presence of Members owning LLC Interests representing a majority of the Membership Points, other than LLC Interests representing Membership Points owned by Non-Voting Members, shall constitute a quorum. Any meeting may be adjourned from time to time by Voting Members holding a majority of the votes present at the meeting, whether or not a quorum is present, and the meeting may be held as adjourned upon at least 10 days' written notice to all Voting Members.

         Section 4.4. Action by Consent. Any action of Voting Members may be taken without a meeting if the Voting Members required to consent to the action to be taken, if the action had been taken at a meeting of Voting Members, consent to the action in writing and the Board and all Members are given at least five days' prior written notice of the proposed action. The written consents shall be filed with the records of the Members' meetings. Those actions by consent shall be treated for all purposes as actions taken at a meeting.

         Section 4.5. Telephonic Meetings. Voting Members may participate in a meeting of Voting Members by means of a conference telephone or similar communications equipment if all Voting Members participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

         Section 4.6. Non-Voting Members. Any Member shall become a Non-Voting Member until his LLC Interest has been purchased in full in accordance with
Article 7 if such Member (a) is terminated from employment with the LLC for Cause, (b) voluntarily resigns from employment with the LLC without Good Reason,
(c) is a Member during the periods described in Sections 7.2(e) and 7.3(d), or
(d) is so determined by the Board to be a Non-Voting Member by reason of Cause. The estate or other successor of any Member that dies, dissolves or otherwise ceases to exist shall become a Non-Voting Member until his or its LLC Interest has been purchased in full in accordance with Article 7. The Board may, in its discretion, waive this provision. In accordance with Section 7.6, the Board may admit a substitute Member as a Non-Voting Member. Non-Voting Members do not have the right to receive notice of meetings of Voting Members or to participate in those meetings.

                                   ARTICLE 5
                              MANAGERS AND OFFICERS

         Section 5.1. Managers. The management of the LLC's business shall be vested in the Board, which shall consist of five Managers, all of whom must be Voting Members or employees, officers or directors of Voting Members (or of WTC or one of its Affiliates in the case of Balentine). Unless otherwise specified herein, the Board shall act by majority vote of those Managers present at a meeting at which a quorum is present, with each Manager on the Board present having one vote.

         Section 5.2. Designated Managers.

         a. Until March 31, 2006, the Principals shall be entitled to designate or redesignate three of the five Managers (or at least 60% of the Managers if the number of Managers is adjusted) by Majority Vote of the Principals. After March 31, 2006 and provided that they own LLC Interests with an aggregate of at least 3% of the then outstanding Membership Points, the Principals shall be entitled to designate or redesignate one of the five Managers by Majority Vote of the Principals (or at least 20% of the Managers if the number of Managers is adjusted) by written notice to the Board of their designee.

         b. Until March 31, 2006, Balentine, WTC and their Affiliates shall be entitled to appoint two of the five Managers (or no more than 40% of the Managers if the number of Managers is adjusted) by written notice to the Board of their designees. After March 31, 2006, Balentine, WTC and their Affiliates shall be entitled to appoint four of the five Managers (or at least 80% of the Managers if the number of Managers is adjusted) by written notice to the Board of their designees.

         c. The initial Managers of the LLC shall be Robert, Rolader and Adams, who shall be deemed designated by the Principals pursuant to Section 5.2(a), and Ted T. Cecala and Rodney P. Wood, who shall be deemed designated by Balentine, WTC and their Affiliates pursuant to Section 5.2(b). A Manager shall hold office until the Manager resigns, Retires, dies or is removed.

         Section 5.3. Resignation or Removal of a Manager.

         a. Any Manager may resign by delivering to the LLC a signed notice indicating his intent to resign and the effective date of his resignation.

         b. The Board by Majority Vote may remove any Manager (1) for Cause or (2) if the Manager becomes subject to a Disability. A Manager shall be automatically removed if he becomes a Non-Voting Member. Those Persons who are entitled to designate a Manager and who hold the number of Membership Points necessary to designate a Manager may remove and replace such Manager previously designated by them at any time upon written notice to the LLC.

         Section 5.4. Vacancies. If a Manager resigns or is removed from the Board, the Persons who previously designated that Manager may designate another Person to serve as Manager at any time after the resignation or removal by written notice to the LLC.

         Section 5.5. Meetings. The Board shall hold regular quarterly meetings without call or notice, at such places and times as the Board determines from time to time, provided reasonable notice of the first regular meeting following any such determination is given to Managers absent at the meeting fixing regular meetings. When called by the Chairman or by Managers holding a majority of votes on the Board, the Board may hold special meetings at such places and times as are designated in the call of the meeting, upon at least ten days' notice given by the Chairman, the Secretary or an Assistant Secretary, or by the Managers calling the meeting. Any notice required hereunder may be waived in writing by the Person to whom notice should have been sent, whether before or after the meeting, and attendance at any meeting waives the attendee's right to any notice required hereunder unless the Person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

         Section 5.6. Quorum. At any meeting of the Board, the presence of three Managers shall constitute a quorum, provided that prior to March 31, 2006 at least two of such Managers must have been designated by the Principals. Any meeting may be adjourned from time to time by Managers holding a majority of votes present at the meeting, whether or not a quorum is present, and the meeting may be held as adjourned upon at least 10 days' notice to all Managers.

         Section 5.7. Action By Consent. Any action of the Board may be taken without a meeting if all Managers consent to the action in writing. The written consents shall be filed with the records of the Board meetings. Those actions by consent shall be treated for all purposes as actions taken at a meeting.

         Section 5.8. Telephonic Meetings. Managers may participate in Board meetings by conference telephone or similar communications equipment, as long as all Managers participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence at the meeting in person.

         Section 5.9. Managers as Agents; Limitation on Power of Members. To the extent of their powers set forth herein, the Managers are agents of the LLC for purposes of the LLC's business, and the actions of the Managers taken in accordance with those powers shall bind the LLC. No Member, in that Person's capacity as Member, acting individually or with all Members, and no Managers representing less than the number of Managers necessary for Board action under Sections 5.1, 5.7 or 5.13(d) may bind the LLC. The Managers representing the number of Managers necessary for Board action under Article 5 may bind the LLC.

         Section 5.10. Duty of Managers. A Manager is required to act in good faith in a manner he reasonably believes to be in the best interest of the LLC and shall be deemed to owe the same fiduciary duty to the LLC as a director of a Delaware corporation is deemed to owe the corporation under Delaware law.

         Section 5.11. Approval of Annual Budget. The Board alone shall have the power to approve the LLC's annual budget. If the LLC's annual budget is not approved in its entirety by the Board under this Section 5.11, the Board shall approve the budget to the extent of those items on which there is agreement, and shall continue to negotiate in good faith until all items of the budget are agreed upon.

         Section 5.12. Officers. The Board may appoint agents and employees of the LLC who are designated as officers of the LLC (each, an "Officer"). The Officers shall at all times include a Chairman, a President, a Chief Executive Officer and a Secretary and may from time to time include a Vice Chairman, one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents and Assistant Secretaries and such other Officers as the Board may approve. The initial Officers shall be as set forth on
Schedule 2. The Board may remove any Officer at any time, for any reason, in its sole and absolute discretion. The Officers shall be agents of the LLC, authorized to execute and deliver documents and take other actions on the LLC's behalf, subject to the direction of the Board, and to have such other duties as the Board may approve, provided that the delegation of any such power and authority to the Officers shall not limit in any respect the power and authority of the Board to take such actions or any other action on the LLC's behalf as provided herein. The Secretary shall record the actions of the Board, certify this Agreement and any related document or instrument, certify Board resolutions, incumbency and other matters of the LLC, and have such other ministerial duties as the Board may specify from time to time.

         Section 5.13. Powers of the Board; Powers of Officers.

         a. Subject to the provisions hereof and of the Delaware Act requiring the approval of Members, the Board's powers on behalf and in respect of the LLC shall be all powers and privileges permitted to be exercised by managers of the LLC under the Delaware Act (including Section 18-402 of the Delaware Act), including the authority, power and discretion to manage and control the business operations, affairs and properties of the LLC, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the LLC's business operations, including, without limitation, the right and power to hire and terminate employees, and determine salaries, bonuses and other employee benefits for the employees of the LLC.

         b. Except to the extent that this Agreement requires the Board to vote on a matter, the Board may delegate any of its powers to the Officers or any one or more of them.

         c. Subject to the limitation set forth in Section 5.13(b), the Board hereby delegates to the respective Officers the respective powers delegated to officers of a corporation under Delaware's General Corporation Law, subject to the powers of a board of directors of a corporation under Delaware law. Any documents signed by such Officers with the foregoing delegation shall be binding on the LLC as if signed by the number of Managers required to approve such action. The Board reserves the right to rescind the delegation of any such powers at any time in its sole discretion.

         d. Notwithstanding the foregoing, without the approval of all of the Managers, the Board has no authority to:

               (1) amend this Agreement or, except as otherwise specifically provided herein, the Certificate;

               (2)   issue new LLC Interests;

               (3)   admit new Members;

               (4) amend the investment management and advisory agreements of the LLC existing as of the effective date of this Agreement in a manner materially adverse to the LLC;

               (5) in a single transaction or series of related transactions, consolidate or merge the LLC or any Subsidiary of the LLC with or into another Person (whether or not the LLC or such Subsidiary is the surviving Person), sell, assign, transfer, lease, convey or otherwise dispose of all or any substantial part of the property or assets of the LLC or any Subsidiary of the LLC (other than pursuant to the BCT Agreement), or liquidate, dissolve or wind up, or undertake any similar transaction or authorize, announce, make proposals or seek offers for, or enter into any binding or nonbinding arrangements, understandings or agreements with respect to any transaction or transactions with a similar effect to the foregoing, except in all cases with, into, or to any Person that is an Affiliate of the LLC, WTC, or WTI;

               (6)   file a voluntary petition or otherwise initiate proceedings
(i) to have the LLC adjudicated insolvent, or (ii) seeking an order for relief of the LLC as a debtor under the United States Bankruptcy Code (11 U.S.C. [sec][sec] 101 et seq.); file any petition seeking any composition, reorganization, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy laws or any other present or future applicable federal, state or other statute or law relating to bankruptcy, insolvency, or other relief for debtors with respect to the LLC; or seek, consent or fail to contest the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the LLC or of all or any substantial part of the property or assets of the LLC, or make any general assignment for the benefit of creditors of the LLC, or admit in writing the inability of the LLC to pay its debts generally as they become due, or declare or effect a moratorium on the LLC's debt or take any action in furtherance of any proscribed action;

               (7) enter into a type of business that is fundamentally different than presently conducted by the LLC;

               (8) initiate and/or settle any third party or governmental claims, disputes or litigation involving the LLC in excess of $250,000;

               (9) incur new indebtedness for money borrowed in excess of $250,000 in any Fiscal Year;

               (10) issue additional securities of a Subsidiary of the LLC (other than any securities that may be issued pursuant to any agreements existing with BCT as of the date hereof);

               (11) make capital expenditures in excess of $250,000 in any Fiscal Year;

               (12) make any election, or take or omit to take any action, that would prevent the LLC from being taxed as a partnership for federal or state income tax purposes;

               (13) change the name or the location of the principal place of business of the LLC, except within the Atlanta, Georgia Metropolitan Statistical Area;

               (14)  undertake any New Business Opportunity;

               (15) revise, modify or amend any compensation plan in any material respect; and

               (16) enter into any business transactions with WTC or any of its Affiliates for the provision of investment advisory services that would be in conflict with the LLC's business.

         Section 5.14. Reimbursement. The LLC shall reimburse each Manager and Officer for all reasonable and necessary out-of-pocket expenses that Manager or Officer incurs on an LLC's behalf according to terms the Board approves, except that the LLC will not be required to reimburse any out-of-pocket travel expenses of a Manager or Officer who has been designated by WTI. The Board's sole determination of which expenses may be reimbursed to a Manager or an Officer and the amount of those expenses shall be conclusive. Any such reimbursement shall be treated as an expense of the LLC that shall be deducted in computing Profits and Losses and, if made to a Manager or Officer that also is a Member, shall not be deemed a distributive share of Profits or a distribution or return of capital to such Manager or Officer.

                                   ARTICLE 6
                         CAPITAL CONTRIBUTIONS, CAPITAL
                     ACCOUNTS, DISTRIBUTIONS AND ALLOCATIONS

         Section 6.1. Capital Contributions.

         a. Balentine, in exchange for the capital contribution set forth opposite its name on Schedule 1 hereto (representing the Initial Capital Contribution less the part thereof assigned to the Principals in connection with the Distribution), has received an LLC Interest with the number of Membership Points set forth there. Each Principal, in exchange for the part of the Initial Capital Contribution assigned to him or it in connection with the Distribution and set forth opposite his or its name on Schedule 1 under the heading "Capital Contribution," has received an LLC Interest with the number of Membership Points set forth there.

         b. No Member shall be required to make any additional capital contribution to the LLC, except with respect to any New Business Opportunity approved by all of the Managers.

         Section 6.2. Capital Accounts.

         a. Each Member shall have a Capital Account, which shall not bear interest.

         b. No Member has the right to demand a return of that Member's capital contributions (or the balance of that Member's Capital Account). In addition, no Member has the right to (1) demand and receive any distribution from the LLC in any form other than cash or (2) bring an action of partition against the LLC or its property.

         Section 6.3. Distributions of Cash.

         a. Subject to Section 12.2(b)(2), within 15 days after the availability of the year-end audit for each Fiscal Year, the Board shall cause the LLC to distribute Free Cash Flow to the Members in proportion to the average of their respective Membership Points held as of the close of each Accounting Period in that Fiscal Year.

         b. Subject to Section 12.2(b)(2) but notwithstanding Section 6.3(a), the Board shall cause the LLC to make interim distributions of Free Cash Flow to the Members within 30 days after the end of each of the four quarters in each Fiscal Year, in proportion to the average of their respective Membership Points held as of the close of each Accounting Period in such quarter; all such distributions in any Fiscal Year shall be deemed advances against the distribution required by Section 6.3(a) for such year. If any such distribution is determined to be excessive by the Board, the Members shall repay, without interest, the excessive portion of the distribution within 30 days after being notified by the Board in writing of such determination.

         c. The LLC is authorized to withhold from distributions, or with respect to allocations, to the Members and to pay over to any federal, state or local government any amount required to be so withheld pursuant to the Code or any provision of any state or local tax law. All amounts so withheld, and all amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment, distribution or allocation to the LLC, shall be treated for all purposes hereof as amounts distributed pursuant to this Section
6.3 to the affected Member, or all the Members, as the case may be.

         d. Notwithstanding any provision to the contrary herein, the LLC shall not make a distribution to any Member on account of its LLC Interest if that distribution would (1) cause that Member to have a deficit balance in its Capital Account or (2) violate Section 18-607 of the Delaware Act or other applicable law.

         e. The proceeds of a sale of all or substantially all of the LLC's assets shall be distributed pursuant to Section 13.4(a) as if they were proceeds of the LLC's liquidation.

         f. If any LLC Interest is transferred during any Accounting Period, Free Cash Flow for such period that is distributable to the holder thereof shall be distributed in accordance with Section 6.7 (by substituting "Accounting Period" for "Fiscal Year").

         Section 6.4. Allocations of Profits and Losses for Tax Purposes.

         a.    After giving effect to the special allocations provided in
Section 6.5, and except as otherwise provided in Section 6.4(c), Profits for any Fiscal Year or Accounting Period shall be allocated to the Members as follows:

               (1) First, to each Member in an amount equal to the excess, if any, of (i) the cumulative Losses allocated to such Member pursuant to
          Section 6.4(b) for all prior Fiscal Years and prior Accounting Periods in the current Fiscal Year over (ii) the cumulative Profits allocated to such Member pursuant to this Section 6.4(a) for all such prior Fiscal Years and Accounting Periods; provided that, if the Profits of the current Fiscal Year or Accounting Period are less than the sum of such excess for all Members, such Profits shall be allocated to each Member in proportion to its share of such sum; and

               (2) Second, to the Members in proportion to their respective Membership Points as of the end of that Fiscal Year or Accounting Period, as the case may be.

         b. After giving effect to the special allocations provided in Section 6.5, and except as otherwise provided in Section 6.4(c), Losses for any Fiscal Year or Accounting Period shall be allocated to the Members as follows:

               (1) First, to each Member in an amount equal to the excess, if any, of (i) the cumulative Profits allocated to such Member pursuant to
         Section 6.4(a) for all prior Fiscal Years and prior Accounting Periods in the current Fiscal Year over (ii) the cumulative Losses allocated to such Member pursuant to this Section 6.4(b) for all such prior Fiscal Years and Accounting Periods; provided that, if the Losses of the current Fiscal Year or Accounting Period are less than the sum of such excess for all Members, such Losses shall be allocated to each Member in proportion to its share of such sum, and provided further that no current Fiscal Year Losses shall be allocated to any Member to the extent such allocation would cause such Member to have a deficit in its Capital Account;

               (2) Second, to the Members in proportion to their respective Membership Points as of the end of that Fiscal Year or Accounting Period, as the case may be, up to the amount of their positive Capital Account balances as of that time; and

               (3) Third, to the Members in proportion to their respective Capital Account balances as of the end of that Fiscal Year or Accounting Period, as the case may be.

         c. Notwithstanding Section 6.4(a), Profits and Losses from the sale of all or substantially all of the LLC's assets, and Profits and Losses from a deemed sale of assets in connection with the liquidation of the LLC (as described in Section 13.4(b)), shall be allocated among the Members in proportion to distributions pursuant to Sections 13.4(a)(2) through (4).

         Section 6.5. Special Allocations.

         a. If and to the extent any employee or Principal of the LLC or an Affiliate recognizes or is deemed to recognize any item of income or gain pursuant to Code Section 83 by virtue of any transaction or deemed transaction between any Member and that employee, then any resulting item of loss the LLC recognizes or deduction to which the LLC is entitled shall be specially allocated to that Member.

         b. The provisions of the Treasury Regulations under Code Section 704(b) relating to the qualified income offset, minimum gain chargeback, minimum gain chargeback with respect to nonrecourse debt, allocation of nonrecourse deductions and allocation of items of deduction, loss or expenditure relating to nonrecourse debt hereby are incorporated herein by this reference and shall be applied to the allocation of items of income, gain, loss or deduction of the LLC. However, the Members do not intend to incorporate, by reference or otherwise, the "deficit restoration obligation" described in Section 1.704-1(b)(2)(ii)(c) of the Treasury Regulations.

         c. If items of income, gain, loss or deduction are allocated to one or more Members pursuant to Section 6.5(b), subsequent items of income, gain, loss or deduction shall first be allocated to the Members in a manner designed to result in each Member's receiving an allocation of Profits and Losses through the time of such subsequent allocation equal to what such Member would have received in the absence of Section 6.5(b).

         Section 6.6. Allocations under Code Section 704(c).

         a. In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the LLC's capital shall, solely for tax purposes, be allocated among the Members to take account of any variation between the LLC's adjusted basis in that property for federal income tax purposes and its initial Carrying Value at the time of its contribution to the LLC.

         b. Allocations of income, gain, loss and deduction with respect to any asset revalued in accordance with Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations shall take account of any variation between the LLC's adjusted basis in that asset for federal income tax purposes and its Carrying Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder and as required by Section 1.704-1(b)(2)(iv)(g) of the Treasury Regulations.

         c. Any elections or other decisions relating to allocations described in Sections 6.6(b) or (c) shall be made by the Members in any manner that reasonably reflects the purposes and intent hereof. Allocations pursuant to Sections 6.4, 6.5 and 6.6 are solely for purposes of federal, state and local income taxes and shall not affect, nor in any way be taken into account in computing, any Member's Capital Account balance, Free Cash Flow or other items or distributions pursuant to any provision hereof.

         Section 6.7. Transfer of LLC Interests. If an LLC Interest is transferred during any Fiscal Year (including to the LLC or another Member), the Profits or Losses attributable to such

LLC Interest for such Fiscal Year shall be allocated, and the Free Cash Flow for such year distributable to the holder thereof shall be distributed, between the transferor and the transferee ("parties") in any manner permitted by law as to which they agree; provided, however, that, if the LLC does not receive, on or before January 31 of the year following the Fiscal Year in which the transfer occurs, written notice from the transferor and the transferee stating the manner in which the parties have agreed to allocate such Profits or Losses and distributions of Free Cash Flow, then all such Profits or Losses and distributions of Free Cash Flow shall be allocated between or made to the parties based on the percentage of the year each of them was, according to the LLC's books and records, the holder of the transferred LLC Interest.

                                   ARTICLE 7
           TRANSFER OF LLC INTERESTS, PUT AND CALL OPTIONS, CHANGE OF
                  CONTROL AND ADMISSION OF ADDITIONAL MEMBERS

         Section 7.1. Assignability of Interests.

         a. Except as otherwise provided in this Article 7, no LLC Interest may be sold, assigned, transferred, pledged, hypothecated, given, exchanged, optioned or encumbered (each, a "Transfer"), and no Transfer in violation of this Agreement shall be binding upon the LLC.

         b. A Member may transfer all or any portion of its or his LLC Interest to any one or more Permitted Transferees who agree to be bound by the terms and conditions hereof; provided that, notwithstanding anything to the contrary contained herein, the transferring Member shall retain the vote with respect to the LLC Interest so Transferred to Permitted Transferees; provided, however, if the Transferee is WTI or is consolidated with WTI for federal income tax purposes, the Transferee shall become a Voting Member.

         Section 7.2. Put Options.

         a. Except as provided in the next paragraph of this Section 7.2(a), on or before February 28 of each year beginning in 2003, the Board shall notify each Member of the LLC Value as of December 31 of the immediately preceding year. The Board shall also furnish a certified copy of a balance sheet, income statement, and cash flow statement of the LLC for each Fiscal Year, and statement of such Member's Capital Account balance as of the end of that Fiscal Year, all of which shall be audited by, and shall receive the unqualified opinion of, the LLC's independent accounting firm, as if the LLC were independent and not affiliated with WTC, to each Member promptly after they are available.

         If the LLC's financial statements are unavailable until after February 28 of a year beginning in 2003, the Board shall notify, on or before February 28 of that year, each Member of the estimated LLC Value as of December 31 of the immediately preceding year and shall notify each Member of the actual LLC Value as promptly as possible after such financial statements become available. If the Purchase Closing Date with respect to any LLC
Interests put pursuant to this Section 7.2 has not occurred, and the LLC Value differs from the estimated LLC Value by 5% or more, each Principal and/or his or its Permitted Transferees who or that has exercised his or its Put rights shall have the right to rescind his and/or its decision to exercise of his or its Put rights. If such Purchase Closing Date has occurred, each of the Principals and/or his or its Permitted Transferees exercising the Put rights with respect to his or its LLC Interest and the purchaser(s) of such LLC Interest, as the case may be, shall remit to the other(s) the amount(s) necessary to reflect appropriately the difference between the LLC Value and the estimated LLC Value.

         b. Subject to the terms, conditions and limitations of this Section 7.2, each Principal (on behalf of himself and/or his or its Permitted Transferees) may exercise an option to sell all or any portion of his or its LLC Interest and associated Membership Points (each such exercise is referred to herein as a "Put") at the Purchase Price therefor. Upon exercise of a Put under this Section 7.2(b) by a Principal, the other Principals (the "Other Principals") shall first have the right (in proportion to their Membership Points or in such other proportions as the Principals' Representative may determine) to purchase from that Principal or that Principal's Permitted Transferees, as the case may be, all of that Principal's and his or its Permitted Transferees' LLC Interests (or such portion as the Other Principals agree to purchase). If the Other Principals do not elect to purchase all of that Principal's and his or its Permitted Transferees' LLC Interests, Balentine shall thereupon become obligated to purchase any remaining LLC Interests with respect to which the Put has been exercised.

         c. Notwithstanding anything contained in Section 7.2(b) to the contrary, unless otherwise agreed to by Balentine: (1) a Principal (on behalf of himself or itself and/or his or its Permitted Transferees) may not exercise a Put prior to January 1, 2006; and (2) Puts may not be exercised in any year with respect to LLC Interests and associated Membership Points representing more than 25% of the Membership Points of the LLC owned by a Principal and/or his Permitted Transferees on December 31, 2005; provided, however, if a Put is not exercised in full by a Principal or his Permitted Transferees for any year beginning in 2006, that unexercised portion may be exercised at the time that a Put is exercised for any subsequent year. For purposes of illustration if, during 2006, a Principal and his Permitted Transferees exercised a Put for LLC Interests associated with only 10% of the Membership Points held by them on December 31, 2005, such Principal and his Permitted Transferees would then be permitted during 2007 to exercise a Put in respect of LLC Interests associated with 40% of the Membership Points held by them on December 31, 2005. In no event, however, shall any Principal be entitled to Put LLC Interests associated with more than 25% of the Membership Points owned by such Principal and/or his Permitted Transferees on December 31, 2005 in 2006, 50% in 2007, 75% in 2008 and 100% in 2009. The restrictions on the Put rights described in this Section 7.2(c) apply solely to LLC Interests and associated Membership Points held by the Principals or their Permitted Transferees as of the Closing (as defined in the Merger Agreement); however, any subsequent holder of such LLC Interests shall be entitled to exercise the Put right herein as if such holder were the Principal or Permitted Transferee holding such LLC Interests as of the Closing.

         d. A Principal (on behalf of himself and/or his or its Permitted Transferees) may exercise a Put if, on or before March 31 of any year (beginning on January 1, 2006), Balentine and each Other Principal receives an irrevocable notice of exercise of the Put substantially in the form of Exhibit A hereto (a "Put Notice") stating that he or it is electing to exercise the Put and specifying the LLC Interests and associated Membership Points to be sold pursuant to the Put. On or before 60 days after receipt of a Put Notice, the Other Principals may exercise their right of first refusal to purchase all of that Principal's and his or its Permitted Transferees' LLC Interests and associated Membership Points (or such portion as the Other Principals agree to purchase) by providing written notice to the Principal and/or the Principal's Permitted Transferees, as the case may be, and Balentine in the form of Exhibit B (the "First Refusal Notice"), and, if that right is exercised, that Principal or that Principal's Permitted Transferees, as the case may be, shall be obligated to sell to the Other Principals, all of that Principal's and his or its Permitted Transferees' LLC Interests and associated Membership Points (or such portion as the Other Principals agree to purchase). If the Other Principals do not elect to purchase all of that Principal's and his or its Permitted Transferees' LLC Interests and associated Membership Points (or if Balentine has not received any notice from the Other Principals of their intention to purchase any portion of that Principal's or his or its Permitted Transferees' LLC Interests and associated Membership Points within the 60-day period described in this Section 7.2(d)), Balentine shall purchase any and all remaining LLC Interests and associated Membership Points with respect to which the Put has been exercised.

         The Purchase Closing Date for a purchase pursuant to this Section 7.2(d) shall be within 30 days following the earlier of the expiration of the time period contained in the preceding paragraph or the delivery of the First Refusal Notice by the Other Principals of their exercise in part or in whole of their rights of first refusal. On the Purchase Closing Date, each of Balentine and the Other Principals shall pay the Purchase Price, in proportion to the amount of LLC Interests and associated Membership Points being purchased by that Person, to the Member by certified check or wire transfer of immediately available funds against delivery of the LLC Interests and associated Membership Points, free and clear of all liens, security interests and other encumbrances, and any other documents or instruments of transfer as they may reasonably request.

         e. On the last day of the month in which a Put is exercised by a Principal (on behalf of himself and/or his or its Permitted Transferees), that Member shall cease to have any rights as a Member with respect to the LLC Interests so Put other than (1) the right to receive the Purchase Price on the Purchase Closing Date and (2) the right to receive distributions and allocations with respect to those LLC Interests through the Purchase Closing Date. Without limiting the generality of the foregoing, the LLC Interests to be purchased on the Purchase Closing Date shall not have any voting rights during that period.

         Section 7.3. Call Options. The following provisions with respect to the purchase and sale of an LLC Interest of a Principal and his or its Permitted Transferees shall apply following the Principal's death, Disability, Retirement, termination of a Principal's employment with the LLC, a transfer required by operation of law or other involuntary transfer of an LLC Interest.

         a. In the event of the death, Disability or Retirement of a Principal, the Other Principals shall have the right (in proportion to their Membership Points or in such other proportions as the Principals' Representative may determine), exercisable by providing written notice, within 60 days of that event, to the Principal, the Principal's estate and/or the Principal's Permitted Transferees, as the case may be, and Balentine in the form of Exhibit C (a "Call Notice"), to purchase (a "Call") from that Principal or that Principal's estate and that Principal's Permitted Transferees, as the case may be, and, if that right is exercised, that Principal or that Principal's estate and that Principal's Permitted Transferees, as the case may be, shall be obligated to sell to the Other Principals, all of that Principal's and his or its Permitted Transferees' LLC Interests and associated Membership Points (or such portion as the Other Principals agree to purchase). If the Other Principals do not elect to purchase all of that Principal's and his or its Permitted Transferees' LLC Interests and associated Membership Points, Balentine shall have the right, exercisable by providing a Call Notice to the Principal, that Principal's estate and that Principal's Permitted Transferees, as the case may be, within the 60-day period following receipt of notice from the Other Principals declining to purchase all or a portion of that Principal's and his or its Permitted Transferees' LLC Interests and associated Membership Points (or, if Balentine has not received any notice from the Other Principals regarding their intent to purchase any portion of that Principal's and his or its Permitted Transferee's LLC Interests and associated Membership Points, within the 60-day period following the first 60-day period), to purchase some or all of the remaining LLC Interests and associated Membership Points of that Principal and his or its Permitted Transferees. If that right is exercised, that Principal and that Principal's estate and Permitted Transferees, as the case may be, shall be obligated to sell to Balentine all of that Principal's and his or its Permitted Transferee's remaining LLC Interests and associated Membership Points (or such portion as Balentine agrees to purchase). Notwithstanding anything to the contrary herein, the Other Principals and Balentine shall not be obligated to purchase any or all of that Principal's and his or its Permitted Transferees' LLC Interests and associated Membership Points, and any rights granted by this
Section 7.3(a) may be exercised in whole or in part. The aggregate purchase price for all of that Principal's and his Permitted Transferees' LLC Interests and associated Membership Points purchased pursuant to this Section 7.3(a) shall be the Purchase Price thereof. Each of Balentine and the Other Principals shall pay the Purchase Price in proportion to the amount of LLC Interests and associated Membership Points being purchased by that Person.

         The Purchase Closing Date for a purchase pursuant to this Section 7.3(a) shall be within ten days following the earlier of the expiration of the time periods contained in the preceding paragraph or the delivery of the Call Notice by Balentine. At the closing of the purchase from the Principal, the estate of the deceased Principal and/or the Principal's Permitted Transferees, Balentine and/or the Other Principals shall deliver to the Principal, his or its Permitted Transferees or the personal representative of the deceased Principal's estate, as the case may be, the Purchase Price by certified check or wire transfer of immediately available funds against delivery of the LLC Interests and associated Membership Points, free and clear of all liens, security interests and other encumbrances, and any other documents or instruments of transfer as they may reasonably request. Balentine and the Other Principals may purchase life insurance or disability insurance on any Principal. Each Principal shall cooperate with Balentine and the Other Principals in obtaining that insurance, including taking any required physical examinations.

         b. Within 60 days following (1) the date the Principal's employment with the LLC is terminated other than by reason of death, Disability or Retirement; (2) the date the Principal becomes a Non-Voting Member pursuant to
Section 4.6(d); or (3) a transfer required by operation of law or other involuntary transfer of a Principal's or his or its Permitted Transferee's LLC Interests and associated Membership Points, the Other Principals (in proportion to their Membership Points or in such other proportions as the Principals' Representative may determine) may exercise a Call with respect to all or any portion of that Principal's and that Principal's Permitted Transferees' LLC Interests and associated Membership Points. If some or all of a Principal's or his or its Permitted Transferees' LLC Interests and associated Membership Points are transferred by operation of law or by means of any other involuntary transfer, that Person shall cause its transferees to comply with all of the requirements of this Section 7.3 as though they were parties hereto. A Call may be exercised by the Other Principals providing a Call Notice to the Principal and/or the Principal's Permitted Transferees and Balentine within 60 days after that event, of their intent to purchase all or any portion of the Principal's and that Principal's Permitted Transferees' LLC Interests and associated Membership Points. If the Other Principals do not exercise a Call with respect to all of a Principal's and that Principal's Permitted Transferees' LLC Interests and associated Membership Points in accordance with the preceding sentence (or if Balentine has not received any notice from the Other Principals of their intent to purchase any portion of that Principal's and his or its Permitted Transferees' LLC Interests and associated Membership Points within the 60-day period described in this Section 7.3(b)), Balentine shall have an additional 60 days to exercise a Call with respect to that portion of the Principal's and that Principal's Permitted Transferees' LLC Interests and associated Membership Points for which the Other Principals do not exercise a Call by providing a Call Notice to the Principal and his or its Permitted Transferees. Notwithstanding anything to the contrary contained herein, the Other Principals and Balentine shall not be obligated to exercise any Call, and any right granted in this Section 7.3(b) may be exercised in whole or in part.

         If a Call is exercised as a result of (1) a Principal's employment with the LLC being terminated without Cause or by reason of voluntary resignation of his employment with the LLC; or (2) a transfer required by operation of law or other involuntary transfer of a Principal's or that Principal's Permitted Transferees' LLC Interests and associated Membership Points, the purchase price payable by the Other Principals and/or Balentine to that Principal and his or its Permitted Transferees for their LLC Interests and associated Membership Points shall be the Purchase Price. If a Principal's employment with the LLC is terminated by the LLC for Cause or if the Principal becomes a Non-Voting Member pursuant to Section 4.6(d), then, notwithstanding anything else to the contrary herein, the Purchase Price payable by the Other Principals and/or Balentine to that Principal and his or its Permitted Transferees for their LLC Interests shall be 60% of the Purchase Price that would otherwise apply.

         The Purchase Closing Date under this Section 7.3(b) shall be within ten days following the earlier of the expiration of the time periods contained in the first paragraph of this Section 7.3(b) or the delivery of the Call Notice by Balentine. At the closing of the purchase from the Principal, and/or the Principal's Permitted Transferees, Balentine and/or the Other Principals shall deliver to the Principal, or his or its Permitted Transferees, as the case may be, the Purchase Price by certified check or wire transfer of immediately available funds against delivery of the LLC Interests and associated Membership Points, free and clear of all liens, security interests and other encumbrances, and any other documents or instruments of transfer as they may reasonably request.

         c. Notwithstanding the foregoing, if a Call is exercised with respect to the LLC Interests and associated Membership Points of a Principal or his or its Permitted Transferees who has voluntarily resigned his employment with the LLC other than by death, Disability or Retirement or for Good Reason or whose employment by the LLC is terminated for Cause or if the Principal becomes a Non-Voting Member pursuant to Section 4.6(d), in each case at any time prior to March 31, 2006, then the portion of the Purchase Price payable to that Principal and his or its Permitted Transferees shall be paid by delivery of a three-year promissory note of the purchaser(s) of such LLC Interests and associated Membership Points to the selling Principal and his or its Permitted Transferees, which shall bear interest at the "applicable federal rate" determined under Section 1274(d) of the Code for three-year instruments (a "Note"), payable quarterly, and the principal of which shall be payable three years after the Purchase Closing Date. If such employment is terminated after March 31, 2006, the Purchase Price must be paid in cash as provided above.

         d. On the last day of the month in which a Call is exercised, the Principal who has died, become Disabled or Retired and his or its Permitted Transferees, or the Principal and his or its Permitted Transferees who have received a Call Notice, shall cease to have any rights as a Member with respect to the LLC Interest for which Calls have been exercised, other than (1) the right to receive the Purchase Price on the Purchase Closing Date and (2) the right to receive distributions and allocations with respect to that LLC Interest through the Purchase Closing Date.

         e. In the event of the death, Disability or Retirement of Robert, the Family Trust shall be treated for purposes of this Section 7.3 as having died, become Disabled or Retired on the date Robert died, became Disabled or Retired. If Robert's employment with the LLC is terminated other than by reason of death, Disability or Retirement, or if his Membership in the LLC is terminated for Cause, then the Family Trust shall be treated for purposes of this Section 7.3 as having terminated employment with the LLC or terminated its membership in the LLC in such circumstance and on such date, except that, with respect to only those LLC Interests owned by the Family Trust as of the date hereof, each of the Family Trust shall, notwithstanding any provision to the contrary in Section 7.3(b), receive 100% of the Purchase Price for those LLC Interests and such amount shall be paid in cash.

         f. If the Insurance Trust has not exercised all of its Put rights pursuant to Section 7.2 by March 31, 2009, the Other Principals (in proportion to their Membership Points or in such other proportions as the Principals' Representative may determine) may exercise a Call with respect to all or any portion of the Insurance Trust's LLC Interests and associated Membership Points. A Call may be exercised by the Other Principals by providing a Call Notice to the Insurance Trust and Balentine within 60 days after March 31, 2009 of their intent to purchase all or any portion of the Insurance Trust's LLC Interests and associated Membership Points. If the Other Principals do not exercise a Call with respect to all of the Insurance Trust's LLC Interests and associated Membership Points in accordance with the preceding sentence (or if Balentine has not received any notice from the Other Principals of their intent to purchase any portion of the Insurance Trust's LLC Interests and associated Membership Points within the 60-day period described in this Section 7.3(f)), Balentine shall have an additional 60 days to exercise a Call with respect to that portion of the Insurance Trust's LLC Interests and associated Membership Points for which the Other Principals do not exercise a Call by providing a Call Notice to the Insurance Trust. Notwithstanding anything to the contrary contained herein, the Other Principals and Balentine shall not be obligated to exercise any Call, and any right granted in this Section 7.3(f) may be exercised in whole or in part.

         The Purchase Closing Date under this Section 7.3(f) shall be within ten days following the earlier of the expiration of the time periods contained in the first paragraph of this Section 7.3(f) or the delivery of the Call Notice by Balentine. At the closing of the purchase from the Principal, and/or the Principal's Permitted Transferees, Balentine and/or the Other Principals shall deliver to the Principal, or his or its Permitted Transferees, as the case may be, the Purchase Price by certified check or wire transfer of immediately available funds against delivery of the LLC Interests and associated Membership Points, free and clear of all liens, security interests and other encumbrances, and any other documents or instruments of transfer as they may reasonably request.

         Section 7.4. Right of First Refusal.

         a. If Balentine desires to sell any or all of Balentine's LLC Interests to a third party (other than a Permitted Transferee) and Balentine receives an offer from a third party that would permit Balentine to do so, Balentine shall give notice ("Offer Notice") to the LLC and the Principals within 15 days of receipt of such offer ("Offer"), which Offer Notice shall set forth the name and address of the third party, the amount of the Membership Points associated with the LLC Interests to be sold, the proposed purchase price and the other terms and conditions of the Offer. The Principals shall have the option, exercisable by notice to Balentine, within 60 days of the date of the Offer Notice ("Election Period"), to purchase, pro rata in proportion to their Membership Points, all (but not less than all) of the Balentine LLC Interests and associated Membership Points subject to the Offer ("Offered Membership Points") at the same price and on substantially the same terms specified in the Offer except as provided in Section 7.4(c); provided, however, (i) that, if one or more of the Principals does not elect to purchase his or its full proportionate amount of the Offered Membership Points, then the balance may be purchased by each of the other Principals ("Remaining Principals") in an amount equal to the balance multiplied by a fraction, the numerator of which is the number of Membership Points then held by a Remaining Principal and the denominator of which is the number of Membership Points then held by all of the Remaining Principals, or in such other proportions as they may agree, and (ii) that the Remaining Principals must exercise their option to purchase all of the Offered Membership Points pro rata, or in such other proportions as such Remaining Principals may agree, within ten days ("Final Election Period") after expiration of the Election Period.

         b. If neither the Principals nor the Remaining Principals elect to purchase all of the Offered Membership Points, Balentine may, notwithstanding the other provisions of this Article 7, within 60 days after expiration of the last applicable Election Period, transfer all (but not less than all) of the Offered Membership Points to the third party upon the same terms and conditions of the Offer (but, if the Offered Membership Points are not transferred within that 60-day period, they shall again be subject to this Agreement and a new right of first refusal); provided, however, that no such transfer may be made to such third party unless the third party executes and delivers to the LLC a written agreement, in form and substance satisfactory to the Board, agreeing to be bound by the provisions of this Agreement, in which event the third party shall become a Voting Member with the number of Membership Points associated with the Offered Membership Points.

         c. The closing of any purchase under this Section 7.4 shall be held at a place and date specified by the purchaser(s) of the Offered Membership Points ("Purchaser(s)"), but not more than 60 days after expiration of the last applicable Election Period. At such closing, the Offered Membership Points shall be delivered by Balentine to the Purchaser(s) thereof, free and clear of all liens, security interests and other encumbrances, and the Purchaser(s) shall pay the purchase price for the Offered Membership Points, and Balentine shall have right to receive distributions and allocations with respect to those Offered Membership Points through the Purchase Closing Date. If some or all of the Principals are the Purchaser(s), the purchase price shall be payable in cash by the Purchaser(s) even if some of the consideration provided in the Offer was in a form other than cash, in which case such Purchaser(s) and Balentine shall in good faith ascribe a value to such non-cash consideration. If such Purchaser(s) and Balentine cannot agree on the value of the non-cash consideration, they shall retain an independent appraiser, mutually acceptable to such Purchaser(s) and Balentine, and the average of the high and low values ascribed to the non-cash consideration by the appraiser shall be such value. The fees of such appraiser shall be split equally between such Purchaser(s) (pro rata in proportion to number of Membership Points held by each such Purchaser) and Balentine.

         d. If all of Balentine's LLC Interests and associated Membership Points are purchased by a third party, then such third party shall succeed to all of Balentine's rights and obligations under this Agreement, including the obligations of Balentine under Section 7.5. If Balentine transfers part of its LLC Interests and associated Membership Points to such third party pursuant to this Section 7.4, the Principals, Balentine and such third party shall make appropriate adjustments to the terms of this Agreement to entitle such third party to exercise Balentine's rights under Sections 7.2 and 7.3 proportionately with Balentine, and to otherwise grant such third party rights similar to Balentine's other rights under this Agreement.

         Section 7.5. Change of Control.

         a. In the event of a Change of Control of WTC or the LLC, each of the Principals or their Permitted Transferees shall have the right, which must be exercised within six months after such Change of Control, to put to Balentine all or a portion of the LLC Interests and associated Membership Points held by such Principal and/or Permitted Transferee. Upon exercise of a put under this
Section 7.5, Balentine shall thereupon become obligated to purchase the LLC Interests and associated Membership Points with respect to which the put has been exercised. The Purchase Closing Date under this Section 7.5(a) shall be within 60 days following the delivery of the notice by a Principal and his or its Permitted Transferees, and such Persons shall have the right to receive distributions and allocations on the LLC Interests to be purchased through the Purchase Closing Date. At the Purchase Closing Date, Balentine shall deliver to the Principal, or his or its Permitted Transferees, as the case may be, the Purchase Price by certified check or wire transfer of immediately available funds against delivery of the LLC Interests and associated Membership Points, free and clear of all liens, security interests and other encumbrances, and any other documents or instruments of transfer as Balentine may reasonably request.

         b. In the event of a Change of Control of WTC prior to March 31, 2006, if the Principals do not elect to receive the accelerated payments pursuant to Section 3.1(c) of the Merger Agreement and less than all of the Principals and their Permitted Transferees exercise the put right provided for in Section 7.5(a), the Principals who or that have not exercised their put pursuant to Section 7.5(a) shall have the right to purchase all, but not less than all, outstanding LLC Interests then held by Balentine, WTI, WTC and their Permitted Transferees from such Persons, including those put under Section 7.5(a). This right to purchase may be exercised by some or all of such Principals by providing written notice to WTC or its successor within eight months after the Change of Control of their intent to purchase all, but not less than all, outstanding LLC Interests from Balentine, WTI, WTC and their Permitted Transferees. The Purchase Closing Date under this Section 7.5(b) shall be within 30 days following the delivery of the notice by such Principals. At the Purchase Closing Date, such Principals shall deliver to Balentine, WTI, WTC or their Permitted Transferees, as the case may be, the WTC Change of Control Purchase Price by certified check or wire transfer of immediately available funds against delivery of the LLC Interests, free and clear of all liens, security interests and other encumbrances, and any other documents or instruments of transfer as they may reasonably request. Balentine shall have the right to receive distributions and allocations with respect to those LLC Interests through the Purchase Closing Date.

         Section 7.6. Substitute Members. Any Transfer of LLC Interests other than pursuant to this Article 7 shall nevertheless not entitle the transferee, unless already a Member, to become a Member or be entitled to exercise or receive any right, power or benefit of a Member other than the right to share in profits and losses, receive distributions and allocations of income, gain, loss, deduction or credit or similar item to which the transferor Member would otherwise be entitled, to the extent assigned, unless the transferor Member designates, in a written instrument delivered to the Board, its transferee to become a substitute Member and the Board, in its sole and absolute discretion, consents to the admission of that transferee as a Non-Voting Member. That transferee shall not become a substitute Member without having first executed an instrument satisfactory to the Board accepting and agreeing to the terms and conditions of this Agreement, including a counterpart signature page to this Agreement, and without having paid to the LLC a fee sufficient to cover all reasonable expenses of the LLC in connection with that transferee's admission as a substitute Member.

         Section 7.7. Recognition of Transfer by LLC. No Transfer of a Member's LLC Interest or any part thereof in violation of this Article 7 shall be valid or effective, and neither the LLC nor the Members shall recognize the same for the purpose of making distributions pursuant to this Article 7 with respect to that transferred LLC Interest or part thereof. Neither the LLC, any member of the Board nor any Member shall incur any liability as a result of refusing to make any distributions to the transferee of any such invalid Transfer. Upon the valid transfer of a Member's LLC Interest, that Person shall cease to be a Member, and the LLC's books and records, including Schedule 1, shall be revised to reflect that event.

         Section 7.8. Order of Puts and Calls and Right of First Refusal. With respect to Sections 7.2, 7.3 and 7.4, the first to occur of (1) the delivery of a Put Notice under Section 7.2(d); (2) the delivery of the first Call Notice under Section 7.3(a) or (b); or (3) the delivery of an Offer Notice under
Section 7.4, shall govern the rights and obligations of the parties with respect to the LLC Interests subject to the Put Notice, the Call Notice, the Purchase Notice or the Offer Notice. Notwithstanding the foregoing, the delivery of a put notice under Section 7.5(a) or a call notice under Section 7.5(b) shall govern the rights and obligations of the parties with respect to the LLC Interests.

         Section 7.9. Indemnification. In the case of a Transfer or attempted Transfer of an LLC Interest that has not received the consents required by this
Article 7, the parties engaging or attempting to engage in that Transfer shall be liable to indemnify and hold the LLC and the other Members harmless from all costs, liabilities and damages any such indemnified Person may incur (including, without limitation, incremental tax liability and attorneys' fees and expenses) as a result of that Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

         Section 7.10. Issuance of Additional LLC Interests.

         a. Subject to Sections 5.13(d), 7.1, 7.2, 7.3 and 7.4, the Board may admit new Members to the LLC, issue additional LLC Interests and grant options to purchase LLC Interests upon terms and conditions it may establish from time to time, which terms may include any Capital Deduction Amount relating to the LLC Interests and, the rights, if any, that a holder of such LLC Interests will have relating to the matters discussed in this Article 7. As a condition to the admission of a new Member, that Member must become a party to this Agreement.

         b. Upon the issuance of additional LLC Interests with associated Membership Points to a Member, an Officer shall make the appropriate revisions to Schedule 1.

         Section 7.11. Assignment of Balentine's Rights and Obligations. Balentine may assign any or all of its rights and delegate any or all of its obligations under this Article 7 to one or more of its Affiliates.

         Section 7.12. Guarantee of Performance. WTC hereby guarantees due and punctual payment and performance when due of all obligations of Balentine (and any assignee or delegate under Section 7.11) under this Agreement (as such may be amended or modified subsequent to the date hereof). This guaranty shall be an absolute obligation of WTC for its own account and a guaranty of payment, and not of collection.

                                   ARTICLE 8
                                BOOKS AND RECORDS

         Section 8.1. Books, Records and Financial Statements. The LLC's Secretary shall prepare and maintain, or cause to be prepared and maintained, the LLC's books of account. Those books of account and all financial records of the LLC shall be kept at its office located at 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326. The Secretary shall also cause the following documents to be transmitted at the times hereinafter set forth:

         a. To each Member, as soon as available, a balance sheet, income statement and cash flow statement of the LLC, and a statement of such Member's Capital Account balance, as of the end of the preceding Fiscal Year, all of which shall be audited by the LLC's independent accounting firm;

         b. To each Member, as soon as available and in any event within 30 days after the end of each of the first three quarters of each of the LLC's Fiscal Year, a balance sheet, income statement and cash flow statement of the LLC, and a statement of such Member's Capital Account balance, as of the end of that quarter;

         c. To each Member, as soon as available from the LLC's accountants, a copy of the annual federal and state income tax return of the LLC and a Schedule K-1 indicating such Member's taxable income or loss for that Fiscal Year;

         d. To each Member, at least ten days prior to each date on which any federal or state estimated income tax payment is due, a schedule setting forth the LLC's estimated taxable income allocable to such Member for the current Fiscal Year; and

         e. To Balentine, within five business days after the end of each quarter, an estimate of the net income of the LLC for the year-to-date period through the end of that quarter.

         Section 8.2. Accounting Method. The LLC's books and records shall be kept on an accrual basis for financial reporting and tax purposes. All records shall be maintained in accordance with

GAAP and shall reflect all LLC transactions and be appropriate and adequate for the LLC's business.

         Section 8.3. LLC's Independent Accounting Firm. The LLC's independent accounting firm shall be selected by the Principals and shall be acceptable to WTI, which acceptance will not be unreasonably withheld, conditioned or delayed.

                                   ARTICLE 9
                                  TAX MATTERS

         Section 9.1. Tax Matters Member.

         a.    The LLC's initial "tax matters partner" designated under Code
Section 6231(a)(7) and Section 301.6231(a)(7)-1 of the Treasury Regulations (the "Tax Matters Member") shall be the LLC's Chief Executive Officer, who shall be a Member at all times he or she is serving as the Tax Matters Member. Each Member, by executing this Agreement, consents to such designation of the Tax Matters Member and agrees to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices all documents necessary or appropriate to evidence such consent.

         b. The Tax Matters Member shall have the power to manage and control, on the LLC's behalf, any administrative proceeding at the LLC level with the Internal Revenue Service relating to the determination of any item of LLC income, gain, loss, deduction or credit for federal income tax purposes. In furtherance of the foregoing, the Tax Matters Member shall have all the powers and responsibilities of such position provided in the Code and (1) shall promptly furnish the Internal Revenue Service with information sufficient to cause each Member to be treated as a "notice partner" as defined in Code Section 6231(a)(8), (2) shall, within ten days of the receipt of any notice from the Internal Revenue Service in any administrative proceeding at the LLC level relating to the determination of any LLC item of income, gain, loss or deduction, mail a copy of that notice to each Member and (3) shall not file any action or suit, extend any statute of limitations or settle any action or suit relating to the LLC's tax matters without first notifying each Member. Reasonable expenses incurred by the Tax Matters Member, in his capacity as such, will be treated as LLC expenses hereunder and will be deducted in computing the Run Rate.

         c. The Board may at any time hereafter designate from among the Members a new Tax Matters Member.

         Section 9.2. Right to Make Tax Elections; Tax Classification.

         a. Subject to Section 5.13(d), the Board may, in its discretion, make or revoke, on the LLC's behalf, elections for federal income tax purposes permitted under the Code, including an election in accordance with Code Section 754. Upon request of the Board, each Member shall supply the information necessary to give effect to such an election.

         b. Each Member intends that the LLC be classified for federal tax purposes as a partnership that is not a "publicly traded partnership" treated as a corporation under Code Section 7704(a), and each Member shall at all times use commercially reasonable efforts to maintain the LLC's classification as such. The LLC shall not elect to be classified as other than a partnership for federal tax purposes.

                                   ARTICLE 10
                   LIABILITY, EXCULPATION AND INDEMNIFICATION

         Section 10.1. Liability.

         a. Except as otherwise provided herein, any document referred to or incorporated herein or by the Delaware Act, the debts, obligations and liabilities of the LLC, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the LLC, and no Member shall be obligated personally for any debt, obligation or liability of the LLC solely because he or she is a Member.

         b. Except as otherwise expressly provided herein, any document referred to or incorporated herein or by the Delaware Act, a Member, in his capacity as such, shall have no liability in excess of (1) the amount of that Member's capital contributions, (2) that Member's share of any assets and undistributed Profits of the LLC and (3) the amount of any distributions wrongfully distributed to that Member.

         Section 10.2. Exculpation.

         a. No Officer or Manager shall be liable to the LLC or any Member for any loss, damage or claim incurred by reason of any act or omission performed or omitted by that Officer or Manager in good faith on the LLC's behalf and in a manner reasonably believed to be in the best interest of the LLC and within the scope of authority conferred on that Officer or Manager hereby, except that an Officer or Manager shall be liable for any such loss, damage or claim incurred by reason of that Officer's or Manager's bad faith, gross negligence, reckless disregard of his duties hereunder, willful misconduct or breach of the provisions hereof or in connection with any transaction for which such Officer or Manager or any Affiliate thereof received an improper personal benefit.

         b. An Officer or Manager shall be protected fully in relying in good faith upon the LLC's records and upon information, opinions, reports or statements presented to the LLC by any person as to matters the Officer or Manager reasonably believes are within that person's professional or expert competence and who has been selected with reasonable care by or on behalf of the LLC, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or net cash flow or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

         Section 10.3. Indemnification. To the fullest extent permitted by applicable law, the LLC shall indemnify each Officer and Manager for any loss, damage or claim incurred by that Officer or Manager by reason of any act or omission that Officer or Manager performed or omitted in good faith on behalf of the LLC and in a manner reasonably believed to be in the best interest of the LLC and within the scope of authority conferred on that Officer or Manager or hereby, except that no Officer or Manager shall be entitled to be indemnified in respect of any loss, damage or claim incurred by that Officer or Manager by reason of bad faith, gross negligence, reckless disregard of his duties hereunder, willful misconduct or breach of the provisions hereof with respect to those acts or omissions or in connection with any transaction for which such Officer or Manager or any Affiliate thereof received an improper personal benefit. Notwithstanding the foregoing: (a) any indemnity under this Section
10.3 shall be provided out of and to the extent of LLC assets only, and no Member shall have any personal liability on account thereof; and (b) nothing contained herein shall limit any indemnification or other rights of the LLC or any Member under the Merger Agreement or any document referred to or incorporated therein.

         Section 10.4. Expenses. To the fullest extent permitted by applicable law, the LLC shall advance to an Officer or Manager any expenses, including legal fees, that Officer or Manager incurs in defending any claim, demand, action, suit or proceeding (that advance to be made prior to the final disposition of that claim, demand, action, suit or proceeding), including, without limitation, claims, demands, actions, suits or proceedings with respect to which that Officer or Manager is alleged to have not met the applicable standard of conduct or is alleged to have acted or failed to act in a manner which, if those allegations were true, would not entitle that Officer or Manager to indemnification hereunder, upon receipt by the LLC of an undertaking by or on behalf of that Officer or Manager to repay that amount if it is determined that that Officer or Manager is not entitled to be indemnified as authorized in
Section 10.3.

                                   ARTICLE 11
                        NON-COMPETITION; CONFIDENTIALITY

         Section 11.1. Confidential Information.

         a. Each Member acknowledges and agrees that (1) the investment advisory and investment management business is an intensely competitive business, (2) as a result of his or its association with the Balentine Entities, he or it has had access to, and is and will be in possession of, Confidential Information, all is which is of vital importance to the success of the Balentine Entities, WTI and WTI's Affiliates, and (3) the use by such Member for his or its own account or the disclosure by Member to any existing or potential competitor of a Balentine Entity, WTI or WTI's Affiliates of Confidential Information would place the Balentine Entities, WTI, or WTI's

Affiliates at a serious competitive disadvantage and cause irreparable harm to the business of the Balentine Entities, WTI or WTI's Affiliates.

         b. Each Member acknowledges and agrees that "Confidential Information" includes, without limitation:

               (1) trade secrets relating to the business practices of the Balentine Entities, WTI or WTI's Affiliates and other information pertaining to the goodwill of the Balentine Entities, WTI or WTI's Affiliates and Clients and WTI Clients;

               (2) "non-public personal information," as that phrase is defined in Section 509 of Title V of the Gramm-Leach-Bliley Act and federal Regulation P promulgated thereunder by the Federal Reserve Board, of natural person Clients or WTI Clients, except that, for purposes of this Agreement, such term shall extend to all such clients, present and former. "Non-public personal information" means (i) personally identifiable client financial information, including, but not limited to, information provided to, or obtained by, the Balentine Entities or WTI or its Affiliates confidentially or on a non-public basis, and (ii) any list, description, or other grouping of clients (and publicly available information pertaining to them) that is derived using any personally identifiable financial information that is not publicly available;

               (3) proprietary financial products of the Balentine Entities, WTI or WTI's Affiliates, embodying the unique trade know-how and operational methods of the Balentine Entities, WTI or WTI's Affiliates, and, without limitation, all trade know-how, secrets, operational methods, pricing, investment policies, procedures, personnel, concepts, format, style, techniques, proprietary software, business strategies, client investment strategies and other financial information, and other business affairs of the Balentine Entities, WTI or WTI's Affiliates that are unique to the Balentine Entities, WTI or WTI's Affiliates and are made known to or learned by such Member heretofore or hereafter; and

               (4)  lists of WTI Clients.

         c. Each Member acknowledges and agrees that (1) Confidential Information is and shall remain the sole and exclusive property of the appropriate Balentine Entity or WTI or its Affiliates, as the case may be, and such Member does not have and shall not have any right, title or interest therein by virtue of his or her status as an executive of the LLC or a Member, and (2) Confidential Information is not readily accessible to competitors of the Balentine Entities or WTI or its Affiliates, as the case may be.

         d. By reason of Sections 11.1(a), (b) and (c) above, each Member covenants that he or it shall not directly or indirectly, reveal, divulge or make known to any Person other than the Balentine Entities, WTI, or WTI's Affiliates or use for his own account, or for the account of any Person other than the Balentine Entities, WTI, or WTI's Affiliates, (1) until such Member ceases to be a Member and for a period of five years thereafter, any Confidential Information relating to WTI or its Affiliates or WTI Clients; (2) until such Member ceases to be a Member and thereafter, any Confidential Information not permitted to be revealed, divulged, or made known under the LLC's, WTI's, its Affiliates' or the Balentine Entities' policies to comply with all applicable U.S. federal and state privacy laws in effect, including, without limitation, Title V of the Gramm-Leach-Bliley Act, the Fair Credit Reporting Act, and any and all applicable regulations implementing either Act or successor Act; and (3) until such Member ceases to be a Member and for a period of five years thereafter, any Confidential Information not included in clauses (1) and (2) of this subsection.

         e. Each Principal (1) shall comply, until such Member ceases to be a Member, with all reasonable procedures each Balentine Entity, WTI or one of its Affiliates may adopt from time to time to preserve the confidentiality of the Confidential Information; (2) acknowledges that the absence of any legend indicating the confidentiality of any materials will not give rise to an inference that the contents thereof or information derived therefrom are not confidential; and (3) shall immediately following the termination of such Principal's employment with or membership in the LLC return to each Balentine Entity, WTI or such WTI Affiliate, as the case may be, all materials that Balentine Entity or WTI or any of WTI's Affiliates provides such Principal during the Term, all works created by such Principal or others in the course of his, her, or their employment duties during the Term and all copies thereof. Notwithstanding the foregoing, the limitations imposed on such Principal pursuant to this Section 11.1 shall not apply to such Principal's (y) compliance with legal process or subpoena, or (z) statements in response to inquiry from a court or regulatory body; provided that, to the extent permitted by law, such Principal gives the appropriate Balentine Entities, WTI or its Affiliates reasonable prior written notice of that process, subpoena or request and uses reasonable efforts to obtain confidential treatment of the Confidential Information.

         Section 11.2. Non-Competition. With respect to a natural person Principal, until the termination of a Principal's employment with the LLC and each of its Subsidiaries (the "Restricted Period"), such Principal shall not, for whatever reason, whether for his or her account or for the account of any other Person, without the prior written consent of the LLC, as a shareholder, employee, partner, member, board member, consultant, independent contractor, representative or otherwise, engage in any business competitive with any business conducted by the Balentine Entities or the Existing Funds at any time during the Restricted Period, in the Metropolitan Statistical Areas of Atlanta, Georgia, or Nashville, Tennessee (the "Restricted Area"); provided, however, that Robert's Restricted Period shall extend until one year after the termination of his employment with the LLC and each of its Subsidiaries. Notwithstanding the foregoing, nothing herein shall prohibit such Principal from being engaged in a competitive business during the Restricted Period if such Principal is not providing to such competing business services comparable to services provided to the LLC or from being a shareholder or equity holder in any publicly-traded entity whose business is competitive with, the business heretofore conducted, or conducted at any time during the Restricted Period and in the Restricted Area, by the Balentine Entities or the Existing Funds, as long as such Principal does not hold more than a three percent equity interest in that publicly-traded entity, provided that an investment in WTC shall not come within this limitation. Each Principal acknowledges that the Restricted Period and the Restricted Area in this paragraph are appropriate given the unique nature of the services he or she has provided and will provide the Balentine Entities, and further acknowledges that his or her fulfillment of the Restricted Period and Restricted Area in this Section 11.2 will not cause him or her substantial economic hardship and will not render him or her unemployable within the investment management industry. The restrictions set forth in this Section 11.2 shall not apply if Robert's employment with the LLC and each of its Subsidiaries is terminated by the LLC and such Subsidiaries without Cause or by Robert for Good Reason.

         Section 11.3. Non-Solicitation. Until one year after the date of termination of each Principal's employment with the LLC and each of its Subsidiaries, such Principal shall not, directly or indirectly, for whatever reason, whether for his own account or the account of any Person, without the prior written consent of the LLC:

         a. solicit, either directly or indirectly, or otherwise induce or attempt to induce any WTI Client whose residence or principal office is located in Georgia, Tennessee, North Carolina, South Carolina, Alabama, Florida, Delaware, Maryland, Pennsylvania, New York, Nevada or California, or any Client whose residence or principal business office is located in Georgia, Tennessee, North Carolina, South Carolina, Alabama or Florida to place any funds or securities under management with any Person other than WTC, its Affiliates, the Balentine Entities or the Existing Funds and will otherwise treat the list of Clients as if it were Confidential Information; provided, however, that the prohibition of this covenant shall apply only to such clients with whom the Principal had Material Contact on the LLC's or one of its Subsidiaries' behalf during the twelve (12) months immediately preceding the termination of his employment. For purposes of this Agreement, a Principal has "Material Contact" with such client if (1) he had business dealings with such client on the LLC's or one of its Subsidiaries' behalf, (2) he was responsible for supervising or coordinating the dealings between the LLC (or one of its Subsidiaries) and such client, or (3) he obtained Confidential Information about such client as a result of his association with the LLC or one of its Subsidiaries; or

         b. solicit or hire any Person who is, or was during the 12 months prior to the time of such Principal's termination of employment, employed by or associated with a Balentine Entity, WTI or a WTI Affiliate as an executive, officer, employee, manager, salesman, consultant, independent contractor, representative or other agent or induce such Person to terminate his or her employment relationship with any Balentine Entity or to enter into employment with any other Person.

         The restrictions set forth in this Section 11.3 shall not apply if a Principal's employment with the LLC and each of its Subsidiaries is terminated by the LLC and such Subsidiaries without Cause or by such Member for Good Reason.

         Nothing in Section 11.3(a) or (b) shall permit a Principal to use Confidential Information made available by WTI or any of its Affiliates to the Balentine Entities (including, without limitation, WTI Client lists) for any purpose other than the pursuit of the Balentine Entities' business objectives or those of WTI or its Affiliates.

         Section 11.4. Use of Performance Information. Each Principal covenants that he or it will not, at any time after the date hereof, for whatever reason, whether for his or its account or for the account of any other Person (other than a Balentine Entity), publish any investment results or performance information of a Balentine Entity or an Existing Fund (including, without limitation, the investment performance of any accounts or groups of accounts for which such Principal was a portfolio manager), in connection with any business similar to, related to or in competition with the business conducted by a Balentine Entity, unless such Principal refrains from taking any credit, explicitly or implicitly, for the achievement of those results or performance.

         Section 11.5. Specific Performance.

         a. The Members acknowledge that it is fair and reasonable that they make the covenants and undertakings set forth above, and have done so with the benefit of the advice of counsel. In addition, the Members acknowledge that any breach or attempted breach by any of them of the provisions of this Article 11 will cause irreparable harm to WTI, its Affiliates and each Balentine Entity, for which monetary damages will not be an adequate remedy. Accordingly, WTI, its Affiliates and each Balentine Entity shall be entitled to apply for and obtain injunctive relief (temporary, preliminary and permanent) to restrain the breach or threatened breach of, or otherwise to specifically enforce, any provision of this Article 11, without the requirement to post a bond or provide other security. Nothing herein shall be construed as a limitation or waiver of any other right or remedy that may be available to the WTI, its Affiliates or a Balentine Entity for that breach or threatened breach. For emergency relief (including temporary and preliminary injunctive relief), an application may be made in any court of competent jurisdiction. The Members further agree that the subject matter and duration of the restrictions covered herein are reasonable in light of the facts as they exist today. If any restriction contained in this
Article 11 is deemed unreasonable by a court, it shall, to the extent permitted by applicable law, be reduced to the maximum restriction that is enforceable under such law.

         b. The restrictions set forth in Section 11.1 shall apply to Permitted Transferees who own LLC Interests.

         c.    If Principals exercise their purchase rights under
Section 7.5(b), then WTC and its Affiliates shall only be entitled to enforce their rights under Article 11 with respect to Confidential Information relating to WTC, one of its Affiliates (other than the LLC and its Subsidiaries) and WTI Clients, and with respect to non-solicitation of WTI Clients and employees of WTI or one of its Affiliates (other than the LLC and its Subsidiaries).

                                   ARTICLE 12
                                CERTAIN COVENANTS

         Section 12.1. Compliance with Laws; Maintenance.

         a. The LLC and the Subsidiaries shall and the Board shall cause the LLC to comply in all material respects with all laws and regulations applicable to the LLC and the Subsidiaries (including, without limitation, all federal and state laws and regulations relating to investment advisers and all laws and regulations applicable to the LLC and the Subsidiaries as an Affiliate of a bank, a thrift or a bank or thrift holding company.

         b. The LLC and the Subsidiaries shall maintain in full force and effect its limited liability company or other existence, rights and franchises and all other rights, licenses and registrations owned or possessed by them.

         Section 12.2. Business Agreements.

         a. Each Principal covenants that, from and after the date hereof, the Existing Funds and all other private investment funds, if any, for which the LLC or any Subsidiary serves as a general partner or managing member shall not at any time own or otherwise control in the aggregate more than 5% of any class of voting securities of any Person; provided that WTC agrees to use commercially reasonable efforts to assist the LLC or any Subsidiary in reallocating any shares in order to reduce or maintain its ownership or control under such percentage.

         b. (1) Subject to Section 5.13(d), to WTC's fiduciary and other professional duties and to the requirements of law, WTC will refer to the LLC and its Subsidiaries all New Business Opportunities that are derived from or referred to WTC and its Affiliates (other than Cramer Rosenthal McGlynn, LLC and Roxbury Capital Management, LLC) from within the States of Alabama, Georgia, Mississippi, North Carolina, South Carolina and Tennessee. As provided in
Section 5.13(d)(14), the Board shall unanimously agree on which New Business Opportunities the LLC should pursue and on a budget and business plan for the implementation of any such New Business Opportunity. If all of the Managers designated by the Principals vote to approve the New Business Opportunity pursuant to Section 5.13(d)(14) but some or all of the Managers designated by Balentine, WTC or their Affiliates do not, WTC and its Affiliates (other than Cramer Rosenthal McGlynn, LLC and Roxbury Capital Management, LLC) will be prohibited from pursuing the New Business Opportunity without again referring it to the LLC and its Subsidiaries. If some or all of the Managers designated by the Principals do not vote to approve the New Business Opportunity pursuant to
Section 5.13(d)(14), WTC and its Affiliates (other than Cramer Rosenthal McGlynn, LLC and Roxbury Capital Management, LLC) will be permitted to pursue the New Business Opportunity without again referring it to the LLC and its Subsidiaries.

               (2) Each Member agrees that, from time to time as the LLC incurs expenses relating to a New Business Opportunity, such Member shall, within 15 days of a written notice by the LLC (which notice will contain reasonable detail of the net expenses of such New Business Opportunity), make an additional capital contribution to the LLC in immediately available funds in an amount, in the proportion that such Member's Membership Points bear to the total outstanding Membership Points, of the net expenses set forth in such notice. For these purposes, "net expenses" shall be all expenses less all revenue derived by such New Business Opportunity. To the extent the LLC has Free Cash Flow on the due date for any such additional capital contributions, the amount of the net expenses set forth in such notice shall be paid out of such Free Cash Flow instead of by the Members' making such contributions, and they shall be promptly notified thereof.

               (3) WTC will also, at all times consistent with its fiduciary and other professional duties and subject to the requirements of law in appropriate circumstances, work cooperatively with the LLC to make available the LLC's services to a prospective client of WTC or one of its Affiliates whose residence or principal business office is located in the States of Alabama, Georgia, Mississippi, North Carolina, South Carolina or Tennessee and whose needs include services the LLC provides, unless such prospective client makes an unsolicited request not to be referred to the LLC.

               (4) WTC will use its reasonable best efforts to cause Wilmington Trust FSB to open a trust and/or banking office in Atlanta and to place the office in the same space as is presently used by the LLC if commercially feasible. If such office is in the space presently used by the LLC, Wilmington Trust FSB will be responsible for its pro rata share of rent and related expenses based on the percent of square footage occupied by Wilmington Trust FSB. WTC will cause the Chief Executive Officer of the LLC to be appointed an officer of Wilmington Trust FSB and cause the other Wilmington Trust FSB staff in such office to report to such officer. The Wilmington Trust FSB officers and employees and the LLC's officers and employees will use reasonable best efforts to coordinate marketing and client development programs and services.

               (5) WTC will make available on a nationwide basis in the United States the LLC's Subsidiaries' expertise in their manager of managers program, including in connection therewith asset allocation modeling, asset rebalancing strategies and manager evaluation and selection. WTC may access this expertise through client investment in the LLC's Subsidiaries' investment funds, proprietary WTC investment funds managed by those Subsidiaries, client customized investment funds managed by those Subsidiaries and/or non-discretionary advisory services of those Subsidiaries. Accordingly, WTC will work cooperatively with those Subsidiaries to use their know how and the services of their officers and employees to provide advice and assistance relating to the manager of managers program and will pay to the appropriate Subsidiary a fee for such services and know how as may be agreed by WTC and the LLC from time to time. The Principals agree to cause those Subsidiaries to use their reasonable best efforts to meet the reasonable needs of WTC in connection with the use of the expertise and a condition of WTC's continued use of the Subsidiaries will depend on those Subsidiaries' meeting commercially reasonable service levels and performance standards. It is intended that the service levels and performance standards will be discussed by WTC and the LLC from time to time and will be adjusted from time to time on a mutual basis.

               (6) WTC will provide to the LLC's Subsidiaries client related services that are available for the use of WTC's other asset management affiliates, including external asset management, custom-built insurance products, and marketing materials on a reasonable and fair basis and cost. WTC will also make available the full array of support services on the same basis as are made available to its other affiliated asset managers, including internal asset management, human resources, marketing, financial reporting, tax and estate planning, compliance and information technology, as the LLC may request from time to time.

               (7) The LLC shall have the right to elect, on or prior to six months after the Closing Date, to have the officers and employees of the LLC and its Subsidiaries participate in some or all WTC's then-existing employee benefit plans (other than the Wilmington Trust profit sharing plan or bonus or incentive plans) at the LLC's cost; provided, however, that (i) once the election to participate or not participate in a particular plan is made it cannot be changed without WTC's written consent, which shall not be unreasonably withheld, (ii) such officers and employees are otherwise eligible to participate in such plans in accordance with their terms, (iii) nothing herein shall entitle such an officer or employee to participate in a plan where participation is not based solely on eligibility criteria set forth in the plan and (iv) WTC acknowledges that there will be no cost to the LLC for WTC stock options granted to officers and employees of the LLC or its Subsidiaries. With respect to the WTC employee benefit plans, for all purposes, except for the computation of the benefits under defined benefit plans, WTC agrees that years of service with any Balentine Entities shall be deemed to be years of service with WTC. The LLC shall have a reasonable opportunity to participate in any new employee benefit plans made available to WTC's employees generally.

                                   ARTICLE 13
                    DISSOLUTION, LIQUIDATION AND TERMINATION

         Section 13.1. No Dissolution. The LLC shall not be dissolved by the admission of additional Members in accordance with the terms hereof.

         Section 13.2. Events Causing Dissolution. The LLC shall be dissolved and its affairs shall be wound up upon the occurrence of any of the following events:

         a. The determination of the Board and the vote of Members holding 90% or more of the Membership Points;

         b.    The occurrence of a Realization Event; or

         c. The entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act.

         Section 13.3. Notice of Dissolution. Upon the LLC's dissolution, the person or persons appointed to carry out the winding up of the LLC (the "Liquidating Trustee") shall promptly notify the Members of that dissolution.

         Section 13.4. Liquidation. Upon dissolution of the LLC:

         a. The proceeds of liquidation shall be distributed, as realized, in the following order and priority:

               (1) First, to the LLC's creditors, including Members who are creditors and the Liquidating Trustee, to the extent otherwise permitted by law, in satisfaction of the LLC's liabilities (whether by payment or making reasonable provision for payment thereof), other than liabilities for distributions to Members;

               (2) Next, to Balentine up to the Base Valuation, which amount shall be subtracted from its Capital Account balance;

               (3) Next, to all Members, up to the amount of their Capital Account balances, in proportion thereto; and

               (4) The remainder, to all Members in proportion to their respective Membership Points.

         b. If the Liquidating Trustee determines that it is not feasible to liquidate all of the LLC's assets, then the Liquidating Trustee (1) shall cause the Fair Market Value of the assets not so liquidated to be determined and (2) shall distribute such assets in kind to the Members pursuant to Section 13.4(a). For purposes of such section, a distribution of any such asset in kind to a Member shall be considered a distribution of an amount equal to such asset's Fair Market Value as of the date of distribution thereof. Each such asset shall be treated as if it was sold for such Fair Market Value, and the resulting Profits or Losses shall be allocated among the Members in accordance with
Article 6.

         Section 13.5. Termination. The LLC shall terminate when all of its assets, after payment of or provision for all of its debts, liabilities and obligations, have been distributed to the Members as provided for in this
Article 13, and the Certificate has been canceled in the manner required by the Delaware Act.

         Section 13.6. Claims of the Members. For purposes of this Article 13, the Members shall look solely to the LLC's assets for the return of their capital contributions. If the assets of the LLC remaining after payment of or provision for all of the LLC's debts, liabilities and obligations are insufficient to return those capital contributions, the Members shall have no recourse against the LLC or any other Member.

                                   ARTICLE 14
                         REPRESENTATIONS AND WARRANTIES

         Section 14.1. Representations and Warranties of Natural Person Principals. Each Principal who is a natural person hereby represents and warrants to Balentine, the other Principals and the LLC with respect to himself:

         a. He has full legal capacity and authority to execute, deliver and perform his obligations hereunder. This Agreement has been duly executed and delivered by him and constitutes his legal, valid and binding obligation, enforceable against him in accordance with its terms, except as may be limited by (x) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and fraudulent transfer or similar laws now or hereafter relating to creditors' rights generally or (y) general principles of equity, whether asserted in a proceeding in equity or at law.

         b. No approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing, registration or compliance with, any government or regulatory authority that has not been obtained is required to permit him to enter into this Agreement.

         Section 14.2. Representations and Warranties of Balentine, WTI and WTC. Each of Balentine, WTI and WTC hereby represents and warrants to the Principals and the LLC on behalf of itself:

         a. It is an entity duly organized, validly existing and in good standing under Georgia law in the case of Balentine and Delaware law in the case of WTI and WTC, and has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now being conducted.

         b. It has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder. The execution, delivery and performance hereof and the consummation of the transactions contemplated hereby have been duly approved and authorized by all necessary corporate action of Balentine, WTI or WTC, as the case may be. This Agreement has been duly executed and delivered by Balentine, WTI or WTC, as the case may be, and constitutes the legal, valid and binding obligation of Balentine, WTI or WTC, as the case may be, enforceable against it in accordance with its terms, except as may be limited by (x) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and fraudulent transfer or similar laws now or hereafter relating to creditors' rights generally or (y) general principles of equity, whether asserted in a proceeding in equity or at law.

         c. No approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing, registration or compliance with, any governmental or regulatory authority that has not been obtained is required in order to permit Balentine, WTI or WTC, as the case may be, to enter into this Agreement.

         Section 14.3. Representations and Warranties of the Family Trust and the Insurance Trust. Each of the Family Trust and the Insurance Trust (each, a "Trust") hereby represents and warrants to the other Principals, Balentine and the LLC on behalf of itself:

         a. It is an entity duly organized and validly existing under Georgia law, and has all requisite power and authority to enter into this Agreement under the terms of its trust instrument and other organizational documents.

         b. This Agreement has been duly executed and delivered by such Trust and constitutes the legal, valid and binding obligation of such Trust, enforceable against it in accordance with its terms, except as may be limited by
(x) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and fraudulent transfer or similar laws now or hereafter relating to creditors' rights generally or (y) general principles of equity, whether asserted in a proceeding in equity or at law.

         c. No approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing, registration or compliance with, any governmental or regulatory authority that has not been obtained is required in order to permit such Trust to enter into this Agreement.

         Section 14.4. Representations and Warranties of All Members. Each Member hereby represents and warrants to the LLC and each other Member and acknowledges that (1) he or it has such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of an investment in the LLC and making an informed investment decision with respect thereto, (2) he or it is able to bear the economic and financial risk of an investment in the LLC for an indefinite period of time, (3) he or it is acquiring an interest in the LLC for investment only and not with a view to, or for resale in connection with, any distribution to the public, (4) the LLC Interests have not been registered under the securities laws of any jurisdiction and cannot be disposed of unless they are subsequently registered and/or qualified under applicable securities laws and the provisions of this Agreement have been complied with and (5) the execution, delivery and performance of this Agreement by him or it do not require him or it to obtain any consent or approval that has not been obtained, and do not contravene or result in a default under any existing law or regulation applicable to him or it, or any agreement or instrument to which he or it is a party or by which he or it is bound.

                                   ARTICLE 15
                                 MISCELLANEOUS

         Section 15.1. Amendments. Except as provided otherwise herein, any amendment to this Agreement shall be adopted and be effective as an amendment hereto if it is approved by all Members in writing.

         Section 15.2. Power of Attorney and Other Authorizations.

         (a) Each Member hereby constitutes and appoints the LLC's Chief Executive Officer as the true and lawful representative and attorney-in-fact of that Member, in his or its name, place and stead, to make, execute, sign and file any amendment to the Certificate and other instruments, documents and certificates that may from time to time be required by the laws of the United States of America, the State of Delaware, any other state or country or any political subdivision or agency thereof, in which the LLC does business to effectuate, implement and continue the valid and subsisting existence or qualification to do business of the LLC or in connection with any tax returns, filings or related matters, in each case consistent with the provisions hereof. Each Member acknowledges that such appointment is coupled with an interest. The Board may at any time replace the LLC's Chief Executive Officer with another individual as attorney-in-fact if the Board determines that a replacement would be in the LLC's best interests.

         (b) Each Principal has appointed Robert as his or its representative, agent, and attorney-in-fact ("Principals' Representative") pursuant to an agreement in the form of Exhibit 13.15 to the Merger Agreement ("Principals' Representative Agreement") and has provided to the Principals' Representative the full legal authority, capacity, and power to act on behalf of such Principal with respect to any matters arising under this Agreement or in connection therewith. Balentine, WTI, WTC and their Permitted Transferees and Affiliates shall be entitled to rely, and shall in no way be liable for relying, on the full legal authority, capacity, and power of Robert to act on behalf of each Principal with respect to any matters arising under this Agreement or in connection therewith without further inquiry, and each Principal shall hold each of Balentine, WTI, WTC and their Permitted Transferees and Affiliates harmless from any liability or loss arising out of the reliance by any of them on that power-of-attorney. If the Principals, by Majority Vote, provide WTI, WTC and their Permitted Transferees and Affiliates with 30 days' notice that Robert has been terminated as Principals' Representative, WTI, WTC and their Permitted Transferees and Affiliates shall cease to rely on Robert as Principals' Representative and shall rely on any successor Principals' Representative who such Principals so designate as the new "Principals' Representative."

         Section 15.3. Notices.

         a. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be sent as provided below:

         (1)      If to Balentine, to:

                  Balentine Holdings, Inc.
                  c/o WT Investments, Inc.
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890
                  Attention:        David R. Gibson
                                    Senior Vice President

                  with a copy to:

                  WT Investments, Inc.
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE  19890
                  Attention:        Gerard A. Chamberlain, Esquire
                                    Secretary

         (2)      If to the LLC, to:

                  Balentine Delaware Holding Company, LLC
                  3455 Peachtree Road
                  Suite 2000
                  Atlanta, GA  30326
                  Attention:        Robert M. Balentine

                  with a copy to:

                  Alston & Bird
                  1201 West Peachtree Street
                  Atlanta, GA  30309
                  Attention:        B. Harvey Hill, Jr., Esquire

         (3)      If to a Principal, to that Principal's attention at:

                  Balentine Delaware Holding Company, LLC
                  3455 Peachtree Road
                  Suite 2000
                  Atlanta, GA  30326
                  with a copy to:

                  Alston & Bird
                  1201 West Peachtree Street
                  Atlanta, GA  30309
                  Attention:  B. Harvey Hill, Jr., Esquire

         b. All notices and other communications required or permitted hereunder addressed as provided in this Section 15.3: (1) shall be effective upon delivery if delivered personally against proper receipt and (2) shall be effective upon receipt if sent by (A) certified or registered mail with postage prepaid or (B) Federal Express or similar courier service with courier fees paid by the sender. The parties hereto may change their respective addresses for the purposes of notices to that party from time to time by a similar notice specifying a new address. No such change shall be deemed to have been given unless it has been sent and received in accordance with this Section 15.3.

         Section 15.4. Waivers. Any waiver of any term or condition or of the breach of any covenant, representation or warranty hereof in any one instance shall not operate as or be deemed to be or construed as a further or continuing waiver of any other breach of that term, condition, covenant, representation or warranty or any other term, condition, covenant, representation or warranty. No failure or delay at any time or times to enforce or require performance of any provision hereof shall operate as a waiver of or affect in any manner a party's right at a later time to enforce or require performance of that provision or of any other provision hereof; provided that no such waiver, unless by its terms it explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provision being waived. No such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom that waiver is claimed in all other instances or for all other purposes to require full compliance.

         Section 15.5. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Agreement, their heirs, legal representatives, successors and assigns.

         Section 15.6. Severability. The invalidity or unenforceability of any particular nonmaterial provision hereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects by interpreting that invalid or unenforceable provision as nearly to the original meaning as possible so as to make it valid and enforceable or, if that is not possible or permitted by applicable law, by omitting that invalid or unenforceable provision. To the extent any material provision hereof is determined by a court or regulatory body to be invalid or unenforceable, the parties shall use their good faith efforts to address the implications of that invalidity or unenforceability to preserve the essential understanding of the parties with respect hereto.

         Section 15.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 15.8. Governing Law. This Agreement shall be construed under and governed by Delaware law, without giving effect to the choice or conflicts of law provisions thereof. Each of WTC, WTI and Balentine hereby agrees to submit to the jurisdiction of the courts of the State of Georgia and the courts of the United States of America located in the Northern District in the State of Georgia in any action or proceeding arising out of or relating to this Agreement. Each of the Principals and the LLC hereby agrees to submit to the jurisdiction of the courts of the State of Delaware and to the courts of the United States of America located in Delaware in any action or proceeding arising out of or relating to this Agreement.

         Section 15.9. Captions. The captions in this Agreement are for convenience only and shall not affect the construction or interpretation of any term or provision hereof.

         Section 15.10. Gender. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, unless the context otherwise requires, and the use of any gender shall include all genders.

         Section 15.11. Third Party Beneficiaries. No person who is not a party to this Agreement shall be entitled to any rights or benefits hereunder; provided, however, that WTI's Affiliates, each Balentine Entity and each Subsidiary is a third-party beneficiary of Sections 11.1, 11.3 and 11.5.

         Section 15.12. Remedies Cumulative. The rights and remedies provided herein are cumulative, and the use of any one right or remedy by any party shall not preclude or waive its right to use any and all other remedies.

         Section 15.13. Integration. This Agreement (as it may be amended from time to time) and the exhibits and schedules hereto constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, express or implied, with respect thereto.

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                                     -53-

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                             /s/ Robert M. Balentine                   (SEAL)
                             ------------------------------------------
                             ROBERT M. BALENTINE

                             /s/ B. Clayton Rolader                    (SEAL)
                             ------------------------------------------
                             B. CLAYTON ROLADER

                             /s/ Jeffrey P. Adams                      (SEAL)
                             ------------------------------------------
                             JEFFREY P. ADAMS

                             /s/ Robert E. Reiser, Jr.                 (SEAL)
                             ------------------------------------------
                             ROBERT E. REISER, JR.

                             /s/ Gary B. Martin                        (SEAL)
                             ------------------------------------------
                             GARY B. MARTIN

                             /s/ Wesley A. French                      (SEAL)
                             ------------------------------------------
                             WESLEY A. FRENCH

                             /s/ Michael E. Wolf                       (SEAL)
                             ------------------------------------------
                             MICHAEL E. WOLF

                             THE 1999 BALENTINE FAMILY TRUST

                             By: /s/ Jeffrey P. Adams, Trustee
                                 -----------------------------------------------
                                   (Authorized Signer)

                             By: /s/ Elizabeth G. Balentine, Trustee
                                 -----------------------------------------------
                                   (Authorized Signer)

                             THE ROBERT M. BALENTINE INSURANCE TRUST

                             By: /s/  Lillian A. Balentine Law, Trustee
                                 -----------------------------------------------
                                   (Authorized Signer)

                             BALENTINE HOLDINGS, INC.

                             By:  /s/ Jeffrey P. Adams
                                ------------------------------------------------
                                      Title:  Executive Vice President

                             WT INVESTMENTS, INC.

                             By:  /s/ David R. Gibson
                                  ----------------------------------------------
                                      Title:  Senior Vice President

                             WILMINGTON TRUST CORPORATION

                             By:      /s/  David R. Gibson
                                ------------------------------------------------
                                      Title:  Senior Vice President

                                     -56-